UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches and Dimitri Curtil of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period from November 1, 2020 to April 30, 2021, the BNY Mellon Dynamic Total Return Fund’s Class A shares produced a total return of 6.83%, Class C shares returned 6.43%, Class I shares returned 6.95% and Class Y shares returned 6.90%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 0.04%, 29.10% and 15.98%, respectively.2,3,4,5

The main events during the period were the steady rise in both inflation expectations and bond yields across the developed bond markets, as well as the success of the COVID-19 vaccination program. The fund navigated these events reasonably well. However, with its long position in long-dated bonds, it was a given that higher rates would detract from performance.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging-debt and equity markets.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs) and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

Equity Rally Continues Despite Inflation Scare

The yield curve steepened significantly during the reporting period in response to economic recovery and concerns about inflation. The 10-year Treasury started the period with a yield

2

of 0.87% and ended at 1.65%, an increase of 0.78% in just six months. The return to the Bloomberg Barclays Long-dated Treasury Index was -12.37% over that period. This was just the fourth time the 10-year Treasury has suffered a drawdown of this magnitude since the recession of 2003.

Over the same period, U.S. equities were up by roughly an equivalent amount. The S&P 500 Index rose 13.12%, signaling that the economic restart was beginning to take hold, and that the “winners” during the pandemic had done reasonably well. The FAANG stocks (Facebook, Apple, Amazon, Netflix and Google) all delivered quarterly earnings growth of 20% or more.

The top five companies in the S&P 500 by market capitalization are tech companies and comprise more than 20% of the market. These companies are now delivering impressive top line growth and strong earnings as well. For example, Amazon more than doubled its annual earnings, and net sales increased 44%. Global equity markets also rose significantly during the period, up from the doldrums of the pandemic, with the MSCI World Index returning 29.39%.

Nevertheless, with the U.S. economy not yet fully recovered, the U.S. Federal Reserve (the “Fed”) announced in August 2020 a change in its approach to managing inflation. Fed officials said they would allow an average target of 2%, meaning inflation above that figure would be tolerated “for some time.” In response, the market reacted with higher inflation expectations of around 2.3%.

Equities Dominate While Bonds Detract

The fund delivered a strong positive total return during the reporting period. Equity markets recovered quite quickly in the fourth quarter of 2020, and the fund posted positive returns in response to this recovery. As the U.S. election neared in early November 2020, and vaccines were announced but not yet approved, the fund took a cautious approach, maintaining a lower exposure to growth assets, at 43%. As the recovery continued, the fund added more risk, increasing this exposure to 53%.

The strong return to equities more than offset the fund’s negative returns from bonds. In U.S. equities, fund returns were strong (+5.50%), while U.S. Treasury bonds detracted
(-3.10%). Meanwhile in the UK, the long and short exposure to equities was strongly positive (+4.40%) as was the short position in UK Gilts (+2.48%). The other top contributor was a long Canadian equities position (+1.81%), and the other top detractor was a long position in Australian government bonds (-3.44%).

Among the other strategies, most were positive contributors over the period, with the exception of the active currency strategy (-1.52%). The active commodity strategy (+0.59%), small cap (+0.27%), U.S. high yield (+0.66%) and emerging market equities (+0.30%) were up during the period.

The story, however, is the equities recovery from the bottom in April 2020 to record levels in early 2021. On their own, all the equities positions combined contributed well over 10% during the period, with the overweight position in U.S. equities the most significant positive contribution.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Over this period, we trailed the fund’s reference indexes, with the MSCI World Index gaining 29.39% and the Hybrid Index rising 15.98%. We lagged in large part due to our cautious approach to growth and equities positioning during the equities markets’ recovery. We felt this was warranted given the uncertainty surrounding the global pandemic, the new vaccines and the virus variants. We also felt that although the recovery would continue, inflation would require significant time to rise above the Fed’s 2% target and remain there.

Looking Forward: Stimulus Continues

The COVID-19 relief bill of $1.9 trillion will likely go down as very effective at reducing the negative consequences of the global pandemic and associated shutdown. Never before has direct aid in the form of checks been used as a stimulus and as aid to the most needy. Looking ahead, although President Biden and Congress continue to debate an infrastructure bill, the size is likely to be between $1 trillion to $2.3 trillion, providing a significant boost to aging infrastructure in the U.S.

We anticipate that the economic recovery will continue, and that corporate earnings will continue to rebound. The consensus forecast is for 25% earnings growth in aggregate for the S&P 500 index for calendar year 2021. The global pandemic has been a roller coaster for many, but with strong economic growth and earnings in 2021, we are very positive on future growth prospects. Outside the U.S., we believe that countries with either aggressive lockdowns and/or aggressive vaccination programs will be able to reopen throughout the summer and fall of 2021.

However, we do not forecast runaway inflation anytime soon. Regarding higher inflation, the market should take the view that “we will believe it when we see it.” We have been on this journey before, and, in fact, after the Global Financial Crisis of 2008-09, many observers anticipated higher inflation, given the significant monetary stimulus. But inflation lingered at or below the 2% target. Although we do not anticipate runaway inflation in 2021, we do expect it to be above 2%. Nevertheless, we continue to closely monitor it and the knock-on effects to the equity/bond correlation.

We believe the fund continues to play a useful role in investor portfolios, striking a balance between risky, growth exposure designed to provide positive returns and less risky positions designed to preserve capital and avoid losses during crises. We look forward to the

4

remaining months of 2021 to both add returns in times of growth and preserve capital during potential shocks.

May 17, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Commodities contain heightened risk including market, political, regulatory, and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risk than higher rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage, and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.33	$11.16	$6.05	$6.05
Ending value (after expenses)	$1,068.30	$1,064.30	$1,069.50	$1,069.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.15	$10.89	$5.91	$5.91
Ending value (after expenses)	$1,017.70	$1,013.98	$1,018.94	$1,018.94
†

Expenses are equal to the fund’s annualized expense ratio of 1.43% for Class A, 2.18% for Class C, 1.18% for Class I and 1.18% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 5.2%
Aerospace & Defense - .3%
Hexcel, Sr. Unscd. Notes	4.20	2/15/2027	70,000	74,333
Hexcel, Sr. Unscd. Notes	4.95	8/15/2025	50,000	54,598
Howmet Aerospace, Sr. Unscd. Notes	5.13	10/1/2024	215,000	235,963
Howmet Aerospace, Sr. Unscd. Notes	5.90	2/1/2027	110,000	127,050
Howmet Aerospace, Sr. Unscd. Notes	5.95	2/1/2037	120,000	144,324
Howmet Aerospace, Sr. Unscd. Notes	6.75	1/15/2028	60,000	72,000
Howmet Aerospace, Sr. Unscd. Notes	6.88	5/1/2025	190,000	220,637
Rolls-Royce, Gtd. Bonds	3.63	10/14/2025	140,000	[a] 141,550
Spirit Aerosystems, Gtd. Notes	3.95	6/15/2023	20,000	19,863
Spirit Aerosystems, Gtd. Notes	4.60	6/15/2028	75,000	73,485
Spirit Aerosystems, Sr. Scd. Notes	3.85	6/15/2026	35,000	36,247
				1,200,050
Airlines - .4%
American Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.00	7/15/2025	72,113	67,072
American Airlines Pass Through Trust, Ser. 2013-2, Cl. A	4.95	1/15/2023	211,540	213,816
American Airlines Pass Through Trust, Ser. 2014-1, Cl. A	3.70	10/1/2026	133,445	132,491
American Airlines Pass Through Trust, Ser. 2015-1, Cl. A	3.38	5/1/2027	158,473	156,476
American Airlines Pass Through Trust, Ser. 2016-2, Cl. A	3.65	6/15/2028	36,427	35,170
Delta Air Lines, Sr. Unscd. Notes	2.90	10/28/2024	140,000	141,306
Delta Air Lines, Sr. Unscd. Notes	3.75	10/28/2029	115,000	114,657
Delta Air Lines, Sr. Unscd. Notes	3.80	4/19/2023	85,000	87,488
Delta Air Lines, Sr. Unscd. Notes	4.38	4/19/2028	95,000	101,009
Hawaiian Airlines Pass Through Certificates, Ser. 2013-1A, Cl. A	3.90	1/15/2026	44,317	43,561
U.S. Airways Pass Through Trust, Ser. 2012-2, Cl. A	4.63	6/3/2025	52,624	52,094
U.S. Airways Pass Through Trust, Ser. 2013-1, Cl. A	3.95	11/15/2025	89,409	89,028
UAL Pass Through Trust, Ser. 2007-1, Cl. 071A	6.64	7/2/2022	24,153	24,998
				1,259,166
Automobiles & Components - .2%
Ford Holdings, Gtd. Debs.	9.30	3/1/2030	20,000	26,710
Ford Motor, Sr. Unscd. Bonds	6.63	10/1/2028	25,000	29,394
Ford Motor, Sr. Unscd. Debs.	7.40	11/1/2046	20,000	24,917
Ford Motor, Sr. Unscd. Notes	4.35	12/8/2026	5,000	5,294
Ford Motor, Sr. Unscd. Notes	4.75	1/15/2043	30,000	30,298

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Automobiles & Components - .2% (continued)
Ford Motor, Sr. Unscd. Notes	5.29	12/8/2046	50,000		52,765
Ford Motor, Sr. Unscd. Notes	7.45	7/16/2031	25,000		32,206
Ford Motor Credit, Sr. Unscd. Notes	3.09	1/9/2023	50,000		51,010
Ford Motor Credit, Sr. Unscd. Notes	3.10	5/4/2023	50,000		51,187
Ford Motor Credit, Sr. Unscd. Notes	3.35	11/1/2022	15,000		15,372
Ford Motor Credit, Sr. Unscd. Notes	3.55	10/7/2022	35,000		35,831
Ford Motor Credit, Sr. Unscd. Notes	4.06	11/1/2024	30,000		31,623
Ford Motor Credit, Sr. Unscd. Notes	4.13	8/4/2025	30,000		31,650
Ford Motor Credit, Sr. Unscd. Notes	4.27	1/9/2027	35,000		36,819
Ford Motor Credit, Sr. Unscd. Notes	4.54	8/1/2026	30,000		32,250
Ford Motor Credit, Sr. Unscd. Notes	5.11	5/3/2029	50,000		54,703
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	5,000		5,459
ZF North America Capital, Gtd. Notes	4.75	4/29/2025	120,000	[a]	129,592
				677,080
Banks - .1%
Commerzbank, Sub. Notes	8.13	9/19/2023	140,000	[a]	160,556
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	50,000	[a]	71,331
Intesa Sanpaolo, Sub. Notes	5.02	6/26/2024	40,000	[a]	43,472
UniCredit, Sub. Notes	5.86	6/19/2032	90,000	[a]	99,883
UniCredit, Sub. Notes	7.30	4/2/2034	115,000	[a]	136,623
				511,865
Chemicals - .1%
CF Industries, Gtd. Notes	3.45	6/1/2023	30,000		31,415
CF Industries, Gtd. Notes	4.95	6/1/2043	95,000		110,942
CF Industries, Gtd. Notes	5.15	3/15/2034	35,000		41,059
CF Industries, Gtd. Notes	5.38	3/15/2044	92,000		112,652
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	20,000		20,731
Methanex, Sr. Unscd. Notes	4.25	12/1/2024	25,000		26,406
Methanex, Sr. Unscd. Notes	5.25	12/15/2029	75,000		79,312
Methanex, Sr. Unscd. Notes	5.65	12/1/2044	65,000		66,285
				488,802
Commercial & Professional Services - .1%
IHS Markit, Gtd. Notes	4.00	3/1/2026	15,000	[a]	16,632
IHS Markit, Gtd. Notes	4.75	2/15/2025	65,000	[a]	73,070
IHS Markit, Sr. Unscd. Notes	4.13	8/1/2023	15,000		16,085
IHS Markit, Sr. Unscd. Notes	4.25	5/1/2029	90,000		102,078
IHS Markit, Sr. Unscd. Notes	4.75	8/1/2028	60,000		69,558
North Queensland Export Terminal, Sr. Scd. Notes	4.45	12/15/2022	55,000	[a]	51,817
The ADT Security, Sr. Scd. Notes	4.13	6/15/2023	20,000		20,973
				350,213

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Consumer Discretionary - .6%
Carnival, Gtd. Debs.	6.65	1/15/2028	20,000		21,438
Carnival, Sr. Scd. Notes	11.50	4/1/2023	713,000	[a]	820,271
Mattel, Sr. Unscd. Notes	3.15	3/15/2023	15,000		15,433
Mattel, Sr. Unscd. Notes	5.45	11/1/2041	40,000		45,739
Mattel, Sr. Unscd. Notes	6.20	10/1/2040	30,000		36,525
Royal Caribbean Cruises, Sr. Scd. Notes	10.88	6/1/2023	160,000	[a]	183,880
Royal Caribbean Cruises, Sr. Scd. Notes	11.50	6/1/2025	402,000	[a]	466,195
Royal Caribbean Cruises, Sr. Unscd. Debs.	7.50	10/15/2027	55,000		65,021
Royal Caribbean Cruises, Sr. Unscd. Notes	3.70	3/15/2028	90,000		85,602
Royal Caribbean Cruises, Sr. Unscd. Notes	5.25	11/15/2022	120,000		123,434
Silversea Cruise Finance, Sr. Scd. Notes	7.25	2/1/2025	90,000	[a]	93,253
Travel + Leisure, Sr. Scd. Notes	3.90	3/1/2023	35,000		36,203
Travel + Leisure, Sr. Scd. Notes	5.65	4/1/2024	15,000		16,367
Travel + Leisure, Sr. Scd. Notes	6.60	10/1/2025	15,000		17,025
				2,026,386
Consumer Durables & Apparel - .0%
Michael Kors USA, Gtd. Notes	4.50	11/1/2024	65,000	[a]	68,941
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	25,000		25,438
				94,379
Consumer Staples - .2%
Avon Products, Sr. Unscd. Notes	6.50	3/15/2023	25,000		26,859
Avon Products, Sr. Unscd. Notes	8.45	3/15/2043	15,000		19,238
Newell Brands, Sr. Unscd. Notes	4.00	12/1/2024	25,000		26,781
Newell Brands, Sr. Unscd. Notes	4.35	4/1/2023	127,000		134,018
Newell Brands, Sr. Unscd. Notes	4.70	4/1/2026	244,000		272,365
Newell Brands, Sr. Unscd. Notes	5.88	4/1/2036	25,000		31,180
Newell Brands, Sr. Unscd. Notes	6.00	4/1/2046	60,000		76,782
				587,223
Diversified Financials - .0%
Navient, Sr. Unscd. Notes	5.63	8/1/2033	25,000		23,441
Energy - 1.3%
Apache, Sr. Unscd. Notes	4.25	1/15/2030	45,000		45,216
Apache, Sr. Unscd. Notes	4.25	1/15/2044	90,000		84,006
Apache, Sr. Unscd. Notes	4.38	10/15/2028	70,000		71,486
Apache, Sr. Unscd. Notes	4.75	4/15/2043	176,000		175,001
Apache, Sr. Unscd. Notes	5.10	9/1/2040	160,000		164,400
Apache, Sr. Unscd. Notes	5.25	2/1/2042	60,000		62,343
Apache, Sr. Unscd. Notes	5.35	7/1/2049	70,000		70,175

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - 1.3% (continued)
Apache, Sr. Unscd. Notes	6.00	1/15/2037	35,000		39,550
Buckeye Partners, Sr. Unscd. Notes	3.95	12/1/2026	65,000		65,081
Buckeye Partners, Sr. Unscd. Notes	4.13	12/1/2027	45,000		44,578
Buckeye Partners, Sr. Unscd. Notes	4.15	7/1/2023	55,000		57,097
Buckeye Partners, Sr. Unscd. Notes	4.35	10/15/2024	35,000		36,641
Buckeye Partners, Sr. Unscd. Notes	5.60	10/15/2044	30,000		28,931
Buckeye Partners, Sr. Unscd. Notes	5.85	11/15/2043	40,000		39,500
Continental Resources, Gtd. Notes	3.80	6/1/2024	135,000		141,581
Continental Resources, Gtd. Notes	4.38	1/15/2028	75,000		81,735
Continental Resources, Gtd. Notes	4.50	4/15/2023	81,000		85,159
Continental Resources, Gtd. Notes	4.90	6/1/2044	75,000		78,817
DCP Midstream Operating, Gtd. Notes	5.60	4/1/2044	50,000		51,500
DCP Midstream Operating, Gtd. Notes	6.45	11/3/2036	20,000		22,629
DCP Midstream Operating, Gtd. Notes	6.75	9/15/2037	30,000	[a]	34,800
EnLink Midstream Partners, Sr. Unscd. Notes	4.40	4/1/2024	15,000		15,415
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	5,000		5,056
EnLink Midstream Partners, Sr. Unscd. Notes	5.05	4/1/2045	30,000		24,750
EnLink Midstream Partners, Sr. Unscd. Notes	5.45	6/1/2047	50,000		42,195
EnLink Midstream Partners, Sr. Unscd. Notes	5.60	4/1/2044	15,000		13,002
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	50,000		51,188
EQM Midstream Partners, Sr. Unscd. Notes	4.13	12/1/2026	75,000		75,867
EQM Midstream Partners, Sr. Unscd. Notes	4.75	7/15/2023	75,000		78,702
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	120,000		127,614
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/15/2048	80,000		81,286
EQT, Sr. Unscd. Notes	3.00	10/1/2022	49,000		49,980
EQT, Sr. Unscd. Notes	3.90	10/1/2027	65,000		67,850
EQT, Sr. Unscd. Notes	7.63	2/1/2025	85,000		97,962
EQT, Sr. Unscd. Notes	8.50	2/1/2030	95,000		121,600
Occidental Petroleum, Sr. Unscd. Notes	2.70	2/15/2023	14,000		14,065
Occidental Petroleum, Sr. Unscd. Notes	2.70	8/15/2022	20,000		20,150

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 5.2% (continued)
Energy - 1.3% (continued)
Occidental Petroleum, Sr. Unscd. Notes	2.90	8/15/2024	25,000	24,969
Occidental Petroleum, Sr. Unscd. Notes	3.00	2/15/2027	10,000	9,565
Occidental Petroleum, Sr. Unscd. Notes	3.20	8/15/2026	20,000	19,525
Occidental Petroleum, Sr. Unscd. Notes	3.40	4/15/2026	5,000	4,951
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	25,000	23,906
Occidental Petroleum, Sr. Unscd. Notes	3.50	6/15/2025	15,000	15,094
Occidental Petroleum, Sr. Unscd. Notes	4.10	2/15/2047	25,000	20,846
Occidental Petroleum, Sr. Unscd. Notes	4.20	3/15/2048	20,000	16,879
Occidental Petroleum, Sr. Unscd. Notes	4.30	8/15/2039	5,000	4,424
Occidental Petroleum, Sr. Unscd. Notes	4.40	4/15/2046	30,000	26,488
Occidental Petroleum, Sr. Unscd. Notes	4.40	8/15/2049	25,000	21,672
Occidental Petroleum, Sr. Unscd. Notes	4.50	7/15/2044	15,000	13,438
Occidental Petroleum, Sr. Unscd. Notes	4.63	6/15/2045	25,000	22,707
Occidental Petroleum, Sr. Unscd. Notes	5.55	3/15/2026	10,000	10,750
Occidental Petroleum, Sr. Unscd. Notes	6.20	3/15/2040	10,000	10,650
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	20,000	22,750
Occidental Petroleum, Sr. Unscd. Notes	6.60	3/15/2046	25,000	27,600
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	10,000	11,925
Ovintiv, Gtd. Bonds	7.20	11/1/2031	20,000	26,077
Ovintiv, Gtd. Notes	5.15	11/15/2041	20,000	21,114
Ovintiv, Gtd. Notes	6.50	2/1/2038	55,000	69,649
Ovintiv, Gtd. Notes	6.50	8/15/2034	65,000	83,034
Ovintiv, Gtd. Notes	6.63	8/15/2037	50,000	63,252
Ovintiv, Gtd. Notes	7.38	11/1/2031	45,000	59,519
Ovintiv, Gtd. Notes	8.13	9/15/2030	30,000	40,400
Ovintiv Exploration, Gtd. Notes	5.38	1/1/2026	50,000	56,057
Ovintiv Exploration, Gtd. Notes	5.63	7/1/2024	75,000	83,705

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Energy - 1.3% (continued)
Patterson-UTI Energy, Sr. Unscd. Notes	3.95	2/1/2028	45,000		42,947
Patterson-UTI Energy, Sr. Unscd. Notes	5.15	11/15/2029	30,000		30,208
Rockies Express Pipeline, Sr. Unscd. Notes	3.60	5/15/2025	60,000	[a]	59,736
Rockies Express Pipeline, Sr. Unscd. Notes	4.80	5/15/2030	45,000	[a]	44,381
Rockies Express Pipeline, Sr. Unscd. Notes	4.95	7/15/2029	80,000	[a]	81,650
Rockies Express Pipeline, Sr. Unscd. Notes	6.88	4/15/2040	65,000	[a]	69,956
Rockies Express Pipeline, Sr. Unscd. Notes	7.50	7/15/2038	25,000	[a]	27,875
Ruby Pipeline, Sr. Unscd. Notes	8.00	4/1/2022	27,061	[a]	23,137
Southeast Supply Header, Sr. Unscd. Notes	4.25	6/15/2024	60,000	[a]	60,112
Topaz Solar Farms, Sr. Scd. Notes	5.75	9/30/2039	51,177	[a]	59,520
Western Midstream Operating, Sr. Unscd. Notes	3.95	6/1/2025	45,000		47,025
Western Midstream Operating, Sr. Unscd. Notes	4.00	7/1/2022	70,000		71,794
Western Midstream Operating, Sr. Unscd. Notes	4.35	2/1/2025	100,000		105,875
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	50,000		53,375
Western Midstream Operating, Sr. Unscd. Notes	4.65	7/1/2026	65,000		69,712
Western Midstream Operating, Sr. Unscd. Notes	4.75	8/15/2028	50,000		53,875
Western Midstream Operating, Sr. Unscd. Notes	5.30	2/1/2030	135,000		147,487
Western Midstream Operating, Sr. Unscd. Notes	5.30	3/1/2048	80,000		82,292
Western Midstream Operating, Sr. Unscd. Notes	5.45	4/1/2044	70,000		73,850
Western Midstream Operating, Sr. Unscd. Notes	5.50	8/15/2048	20,000		20,500
Western Midstream Operating, Sr. Unscd. Notes	6.50	2/1/2050	125,000		141,595
				4,544,756
Food Products - .2%
Kraft Heinz Foods, Gtd. Notes	3.00	6/1/2026	86,000		90,995
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/2025	70,000		77,581
Kraft Heinz Foods, Gtd. Notes	4.00	6/15/2023	30,000		32,013
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	110,000		118,135

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 5.2% (continued)
Food Products - .2% (continued)
Kraft Heinz Foods, Gtd. Notes	4.63	1/30/2029	55,000	62,034
Kraft Heinz Foods, Gtd. Notes	5.00	7/15/2035	20,000	23,393
Kraft Heinz Foods, Gtd. Notes	5.00	6/4/2042	70,000	80,968
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	70,000	82,985
Kraft Heinz Foods, Gtd. Notes	6.50	2/9/2040	30,000	39,720
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	35,000	48,117
Kraft Heinz Foods, Gtd. Notes	7.13	8/1/2039	30,000	[a] 42,655
Safeway, Sr. Unscd. Debs.	7.25	2/1/2031	25,000	29,089
				727,685
Health Care - .0%
HCA, Gtd. Bonds	7.05	12/1/2027	5,000	6,045
HCA, Gtd. Bonds	8.36	4/15/2024	15,000	17,625
HCA, Gtd. Notes	7.50	11/15/2095	20,000	27,461
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	25,000	27,328
				78,459
Industrial - .1%
Fluor, Sr. Unscd. Notes	3.50	12/15/2024	40,000	41,392
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	45,000	46,454
Hillenbrand, Gtd. Notes	5.00	9/15/2026	75,000	83,344
Trinity Industries, Gtd. Notes	4.55	10/1/2024	25,000	26,469
Xerox, Sr. Unscd. Notes	3.80	5/15/2024	10,000	10,436
Xerox, Sr. Unscd. Notes	4.38	3/15/2023	30,000	31,478
Xerox, Sr. Unscd. Notes	4.80	3/1/2035	10,000	9,943
Xerox, Sr. Unscd. Notes	6.75	12/15/2039	15,000	16,650
				266,166
Information Technology - .0%
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	20,000	22,037
Insurance - .0%
Liberty Mutual Group, Gtd. Bonds	7.80	3/15/2037	35,000	[a] 45,428
Materials - .0%
Crown Cork & Seal, Gtd. Debs.	7.38	12/15/2026	10,000	12,186
Pactiv, Sr. Unscd. Notes	7.95	12/15/2025	20,000	22,300
Sealed Air, Gtd. Notes	6.88	7/15/2033	45,000	[a] 56,278
				90,764
Media - .0%
Belo, Gtd. Debs.	7.75	6/1/2027	15,000	17,760
Liberty Interactive, Sr. Unscd. Debs.	8.25	2/1/2030	10,000	11,558
Liberty Interactive, Sr. Unscd. Debs.	8.50	7/15/2029	15,000	17,228
				46,546
Metals & Mining - .2%
Allegheny Ludlum, Gtd. Bonds	6.95	12/15/2025	5,000	5,443
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	25,000	27,284

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 5.2% (continued)
Metals & Mining - ..2% (continued)
ArcelorMittal, Sr. Unscd. Notes	3.60	7/16/2024	60,000	63,946
ArcelorMittal, Sr. Unscd. Notes	4.25	7/16/2029	46,000	50,047
ArcelorMittal, Sr. Unscd. Notes	4.55	3/11/2026	60,000	66,660
ArcelorMittal, Sr. Unscd. Notes	7.00	3/1/2041	85,000	118,182
ArcelorMittal, Sr. Unscd. Notes	7.25	10/15/2039	107,000	151,085
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	20,000	20,927
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	15,000	16,406
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	25,000	30,133
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	80,000	97,800
				647,913
Real Estate - .3%
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	5/1/2024	20,000	20,700
Diversified Healthcare Trust, Sr. Unscd. Notes	4.75	2/15/2028	55,000	55,120
EPR Properties, Gtd. Notes	4.50	6/1/2027	55,000	56,689
EPR Properties, Gtd. Notes	4.50	4/1/2025	55,000	57,920
EPR Properties, Gtd. Notes	4.75	12/15/2026	55,000	57,853
EPR Properties, Gtd. Notes	4.95	4/15/2028	60,000	62,788
EPR Properties, Gtd. Notes	5.25	7/15/2023	40,000	41,738
EPR Properties, Sr. Unscd. Notes	3.75	8/15/2029	75,000	73,012
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	5,000	5,100
Service Properties Trust, Sr. Unscd. Notes	3.95	1/15/2028	60,000	55,613
Service Properties Trust, Sr. Unscd. Notes	4.35	10/1/2024	125,000	124,531
Service Properties Trust, Sr. Unscd. Notes	4.38	2/15/2030	60,000	55,946
Service Properties Trust, Sr. Unscd. Notes	4.50	3/15/2025	55,000	54,188
Service Properties Trust, Sr. Unscd. Notes	4.50	6/15/2023	75,000	76,651
Service Properties Trust, Sr. Unscd. Notes	4.65	3/15/2024	55,000	55,516
Service Properties Trust, Sr. Unscd. Notes	4.75	10/1/2026	65,000	63,504
Service Properties Trust, Sr. Unscd. Notes	4.95	2/15/2027	60,000	59,030
Service Properties Trust, Sr. Unscd. Notes	4.95	10/1/2029	65,000	62,928
Service Properties Trust, Sr. Unscd. Notes	5.00	8/15/2022	70,000	71,082
Service Properties Trust, Sr. Unscd. Notes	5.25	2/15/2026	55,000	55,241
				1,165,150

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Retailing - .3%
Bed Bath & Beyond, Sr. Unscd. Notes	3.75	8/1/2024	20,000		20,563
Bed Bath & Beyond, Sr. Unscd. Notes	4.92	8/1/2034	17,000		15,895
Bed Bath & Beyond, Sr. Unscd. Notes	5.17	8/1/2044	85,000		78,412
Brinker International, Gtd. Notes	5.00	10/1/2024	10,000	[a]	10,484
Brinker International, Sr. Unscd. Notes	3.88	5/15/2023	20,000		20,488
L Brands, Sr. Unscd. Notes	7.60	7/15/2037	14,000		16,800
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	25,000		25,065
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/2024	10,000		10,126
Macy's Retail Holdings, Gtd. Notes	4.30	2/15/2043	40,000		31,480
Macy's Retail Holdings, Gtd. Notes	4.50	12/15/2034	75,000		67,591
Macy's Retail Holdings, Gtd. Notes	5.13	1/15/2042	35,000		30,188
Macy's Retail Holdings, Gtd. Notes	6.38	3/15/2037	30,000		29,625
Marks & Spencer, Sr. Unscd. Notes	7.13	12/1/2037	45,000	[a]	52,463
QVC, Sr. Scd. Notes	4.38	3/15/2023	105,000		111,143
QVC, Sr. Scd. Notes	4.45	2/15/2025	90,000		95,834
QVC, Sr. Scd. Notes	4.75	2/15/2027	85,000		89,856
QVC, Sr. Scd. Notes	4.85	4/1/2024	85,000		92,310
QVC, Sr. Scd. Notes	5.45	8/15/2034	50,000		51,527
QVC, Sr. Scd. Notes	5.95	3/15/2043	40,000		39,900
Yum! Brands, Sr. Unscd. Bonds	6.88	11/15/2037	25,000		30,482
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2023	30,000		31,572
Yum! Brands, Sr. Unscd. Notes	5.35	11/1/2043	30,000		31,200
				983,004
Technology Hardware & Equipment - .2%
Dell, Sr. Unscd. Debs.	7.10	4/15/2028	10,000		12,650
Dell, Sr. Unscd. Notes	5.40	9/10/2040	10,000		11,468
Dell, Sr. Unscd. Notes	6.50	4/15/2038	15,000		18,863
EMC, Sr. Unscd. Notes	3.38	6/1/2023	15,000		15,569
Seagate HDD Cayman, Gtd. Bonds	4.75	1/1/2025	91,000		99,157
Seagate HDD Cayman, Gtd. Bonds	4.75	6/1/2023	46,000		49,470
Seagate HDD Cayman, Gtd. Bonds	4.88	3/1/2024	94,000		101,637
Seagate HDD Cayman, Gtd. Bonds	4.88	6/1/2027	95,000		105,870
Seagate HDD Cayman, Gtd. Bonds	5.75	12/1/2034	104,000		119,200
Seagate HDD Cayman, Gtd. Notes	4.09	6/1/2029	96,000	[a]	98,546
Seagate HDD Cayman, Gtd. Notes	4.13	1/15/2031	94,000	[a]	95,316
				727,746
Telecommunication Services - .3%
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	20,000		23,319
Lumen Technologies, Sr. Unscd. Bonds, Ser. P	7.60	9/15/2039	10,000		11,493
Lumen Technologies, Sr. Unscd. Debs., Ser. G	6.88	1/15/2028	5,000		5,644

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.2% (continued)
Telecommunication Services - .3% (continued)
Lumen Technologies, Sr. Unscd. Notes, Ser. U	7.65	3/15/2042	20,000		22,863
Nokia, Sr. Unscd. Notes	6.63	5/15/2039	50,000		64,264
Sprint Capital, Gtd. Notes	6.88	11/15/2028	40,000		50,451
Sprint Capital, Gtd. Notes	8.75	3/15/2032	125,000		185,497
Telecom Italia Capital, Gtd. Notes	6.00	9/30/2034	55,000		61,993
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	50,000		58,919
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	55,000		68,314
Telecom Italia Capital, Gtd. Notes	7.72	6/4/2038	110,000		144,375
U.S. Cellular, Sr. Unscd. Notes	6.70	12/15/2033	25,000		31,323
Vodafone Group, Jr. Sub. Notes	7.00	4/4/2079	225,000		274,473
				1,002,928
Transportation - .0%
XPO CNW, Sr. Unscd. Debs.	6.70	5/1/2034	5,000		5,983
Utilities - .3%
FirstEnergy, Sr. Unscd. Notes	2.05	3/1/2025	25,000		25,215
FirstEnergy, Sr. Unscd. Notes	2.65	3/1/2030	50,000		48,951
FirstEnergy, Sr. Unscd. Notes, Ser. A	1.60	1/15/2026	25,000		24,340
FirstEnergy, Sr. Unscd. Notes, Ser. A	3.35	7/15/2022	40,000		40,814
FirstEnergy, Sr. Unscd. Notes, Ser. B	2.25	9/1/2030	35,000		33,029
FirstEnergy, Sr. Unscd. Notes, Ser. B	4.40	7/15/2027	120,000		131,537
FirstEnergy, Sr. Unscd. Notes, Ser. B	4.75	3/15/2023	70,000		74,268
FirstEnergy, Sr. Unscd. Notes, Ser. C	3.40	3/1/2050	65,000		60,284
FirstEnergy, Sr. Unscd. Notes, Ser. C	5.35	7/15/2047	85,000		98,743
FirstEnergy, Sr. Unscd. Notes, Ser. C	7.38	11/15/2031	120,000		162,556
FirstEnergy Transmission, Sr. Unscd. Notes	4.35	1/15/2025	50,000	[a]	54,554
FirstEnergy Transmission, Sr. Unscd. Notes	4.55	4/1/2049	40,000	[a]	44,672
FirstEnergy Transmission, Sr. Unscd. Notes	5.45	7/15/2044	30,000	[a]	36,400
Midland Cogeneration Venture, Sr. Scd. Notes	6.00	3/15/2025	57,324	[a]	59,379
TransAlta, Sr. Unscd. Bonds	6.50	3/15/2040	25,000		28,688
TransAlta, Sr. Unscd. Notes	4.50	11/15/2022	30,000		31,265
				954,695
Total Bonds and Notes (cost $16,439,853)			18,527,865

16

Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .2%
Standard & Poor's 500 E-mini, Contracts 89	4,380	9/17/2021	19,491,000		313,725
Standard & Poor's 500 E-mini, Contracts 88	4,130	6/18/2021	18,172,000		542,080
Total Options Purchased (cost $531,771)			855,805
	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 82.8%
U.S. Government Securities
U.S. Treasury Bills	0.03	6/24/2021	27,347,000	[b]	27,346,803
U.S. Treasury Bills	0.02	7/1/2021	86,596,100	[b]	86,595,036
U.S. Treasury Bills	0.02	9/9/2021	6,646,000	[b]	6,645,643
U.S. Treasury Bills	0.04	5/20/2021	79,888,400	[b]	79,888,211
U.S. Treasury Bills	0.01	6/17/2021	97,673,500	[b,c]	97,672,584
Total Short-Term Investments (cost $298,143,920)			298,148,277
	1-Day Yield (%)		Shares
Investment Companies - 11.5%
Registered Investment Companies - 11.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $41,368,959)	0.05		41,368,959	[d]	41,368,959
Total Investments (cost $356,484,503)			99.7%	358,900,906
Cash and Receivables (Net)			0.3%	1,022,301
Net Assets			100.0%	359,923,207

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $3,614,408 or 1.0% of net assets.

b Security is a discount security. Income is recognized through the accretion of discount.

c These securities are wholly-owned by the Subsidiary referenced in Note 1.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

17

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	82.8
Investment Companies	11.5
Consumer, Cyclical	1.6
Energy	1.3
Financial	.5
Industrial	.4
Consumer, Non-cyclical	.3
Basic Materials	.3
Communications	.3
Utilities	.3
Options Purchased	.2
Technology	.2
99.7

† Based on net assets.

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 4/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	33,701,726	206,788,195	(199,120,962)	41,368,959	11.5	16,033

†  Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	30	5/21/2021	5,116,250[a]	5,079,097	(37,153)
ASX SPI 200	90	6/17/2021	11,814,392[a]	12,136,479	322,087
Australian 10 Year Bond	717	6/15/2021	76,585,559[a]	76,990,938	405,379
Brent Crude	16	8/31/2021	1,039,919[b]	1,044,800	4,881
CAC 40 10 Euro	83	5/21/2021	6,164,098[a]	6,202,744	38,646
Canadian 10 Year Bond	719	6/21/2021	81,597,829[a]	81,519,619	(78,210)
Cocoa	75	9/15/2021	1,855,530[b]	1,808,250	(47,280)
Corn No.2 Yellow	78	9/14/2021	2,167,055[b]	2,309,775	142,720
Cotton No.2	29	7/8/2021	1,232,732[b]	1,277,160	44,428
Crude Oil	21	8/20/2021	1,243,800[b]	1,315,650	71,850
Crude Soybean Oil	27	8/13/2021	848,508[b]	931,014	82,506
DAX	41	6/18/2021	18,785,000[a]	18,691,621	(93,379)
E-mini Russell 2000	81	6/18/2021	9,514,006	9,159,075	(354,931)
FTSE 100	479	6/18/2021	44,659,793[a]	45,893,155	1,233,362
Gasoline	13	8/31/2021	1,093,998[b]	1,099,098	5,100
Gold 100 oz	1	6/28/2021	176,950[b]	176,770	(180)
Japanese 10 Year Bond	62	6/14/2021	85,735,689[a]	85,854,882	119,193
Live Cattle	3	8/31/2021	148,449[b]	142,350	(6,099)
LME Primary Aluminum	5	9/15/2021	287,203[b]	300,375	13,172
LME Refined Pig Lead	1	9/15/2021	49,804[b]	54,038	4,234
LME Zinc	1	9/15/2021	69,610[b]	73,363	3,753
Low Sulphur Gas oil	4	9/10/2021	215,958[b]	215,200	(758)
Mini MSCI Emerging Markets Index	114	6/18/2021	7,602,370	7,618,620	16,250
Platinum	9	7/28/2021	540,114[b]	542,340	2,226
Soybean	37	8/13/2021	2,576,271[b]	2,721,813	145,542
Soybean Meal	16	8/13/2021	662,764[b]	671,520	8,756
Standard & Poor's 500 E-mini	383	6/18/2021	76,905,727	79,939,760	3,034,033
Topix	289	6/10/2021	51,230,598[a]	50,282,139	(948,459)
U.S. Treasury 10 Year Notes	1,860	6/21/2021	245,439,090	245,578,125	139,035
U.S. Treasury 5 Year Notes	2	6/30/2021	249,967	247,875	(2,092)
U.S. Treasury Long Bond	4	6/21/2021	639,282	629,000	(10,282)
Futures Short
Chicago SRW Wheat	42	9/14/2021	1,413,477[b]	1,537,725	(124,248)
Coffee "C"	9	9/20/2021	487,825[b]	483,975	3,850

20

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Euro-Bond	391	6/8/2021	80,676,771[a]	79,913,558	763,213
FTSE/MIB Index	1	6/18/2021	145,201[a]	143,735	1,466
Hang Seng	102	5/28/2021	18,864,157[a]	18,731,679	132,478
Hard Red Winter Wheat	43	9/14/2021	1,375,663[b]	1,520,588	(144,925)
IBEX 35 Index	161	5/21/2021	16,676,831[a]	17,047,995	(371,164)
Lean Hog	2	8/13/2021	82,089[b]	84,400	(2,311)
Long Gilt	450	6/28/2021	79,727,467[a]	79,343,394	384,073
Natural Gas	12	8/27/2021	343,152[b]	356,640	(13,488)
NY Harbor ULSD	2	8/31/2021	161,063[b]	162,154	(1,091)
NYMEX Palladium	3	6/28/2021	861,160[b]	886,110	(24,950)
S&P/Toronto Stock Exchange 60 Index	39	6/17/2021	7,273,807[a]	7,205,077	68,730
Sugar No.11	12	9/30/2021	224,166[b]	226,598	(2,432)
Swiss Market Index	148	6/18/2021	18,012,329[a]	17,839,409	172,920
U.S. Treasury Ultra Long Bond	2	6/21/2021	375,981	371,813	4,168
Ultra 10 Year U.S. Treasury Notes	1	6/21/2021	148,912	145,547	3,365
Gross Unrealized Appreciation				7,371,416
Gross Unrealized Depreciation				(2,263,432)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
Euro	4,647,000	United States Dollar	5,577,113	6/16/2021	15,192
United States Dollar	49,952,385	Euro	41,702,264	6/16/2021	(233,059)
Australian Dollar	3,751,842	United States Dollar	2,894,229	6/16/2021	(3,365)
United States Dollar	10,282,614	Australian Dollar	13,320,000	6/16/2021	19,305
Norwegian Krone	133,330,000	United States Dollar	15,913,498	6/16/2021	105,158
United States Dollar	7,719,783	Norwegian Krone	65,048,485	6/16/2021	(95,332)
Swiss Franc	2,653,350	United States Dollar	2,861,433	6/16/2021	47,629
United States Dollar	4,863,534	Swiss Franc	4,472,000	6/16/2021	(39,448)
British Pound	18,855,881	United States Dollar	26,141,448	6/16/2021	(97,227)
United States Dollar	44,325,333	British Pound	31,998,000	6/16/2021	128,885
New Zealand Dollar	21,368,000	United States Dollar	15,325,663	6/16/2021	(37,244)
United States Dollar	13,218,857	New Zealand Dollar	18,470,462	6/16/2021	3,574
Swedish Krona	84,856,868	United States Dollar	10,076,808	6/16/2021	(48,603)
United States Dollar	2,983,676	Swedish Krona	25,661,000	6/16/2021	(48,887)
Canadian Dollar	10,210,000	United States Dollar	8,175,666	6/16/2021	131,725
United States Dollar	10,028,997	Canadian Dollar	12,616,894	6/16/2021	(236,769)
Japanese Yen	3,308,901,845	United States Dollar	30,575,770	6/16/2021	(287,747)
United States Dollar	15,427,838	Japanese Yen	1,690,275,000	6/16/2021	(44,089)
Goldman Sachs
Australian Dollar	2,452,442	United States Dollar	1,890,780	6/16/2021	(1,128)
United States Dollar	4,673,458	Australian Dollar	6,025,000	6/16/2021	31,083
Canadian Dollar	5,551,000	United States Dollar	4,431,366	6/16/2021	85,219
United States Dollar	4,349,463	Canadian Dollar	5,506,725	6/16/2021	(131,097)

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs(continued)
Japanese Yen	607,445,325	United States Dollar	5,586,261	6/16/2021	(26,012)
United States Dollar	9,062,529	Japanese Yen	995,068,000	6/16/2021	(45,823)
Euro	1,983,000	United States Dollar	2,335,845	6/16/2021	50,542
United States Dollar	12,238,676	Euro	10,268,837	6/16/2021	(119,074)
New Zealand Dollar	22,911,000	United States Dollar	16,342,366	6/16/2021	50,042
United States Dollar	1,909,977	New Zealand Dollar	2,675,259	6/16/2021	(4,123)
Swiss Franc	10,707,859	United States Dollar	11,460,868	6/16/2021	278,944
United States Dollar	1,681,853	Swiss Franc	1,571,000	6/16/2021	(40,550)
British Pound	9,440,889	United States Dollar	13,077,090	6/16/2021	(37,095)
United States Dollar	2,193,403	British Pound	1,587,000	6/16/2021	1,398
Norwegian Krone	7,063,000	United States Dollar	833,791	6/16/2021	14,779
United States Dollar	5,222,739	Norwegian Krone	44,364,812	6/16/2021	(107,379)
Swedish Krona	32,215,349	United States Dollar	3,811,801	6/16/2021	(4,659)
United States Dollar	1,697,343	Swedish Krona	14,309,000	6/16/2021	6,336
Morgan Stanley
United States Dollar	9,284,374	Euro	7,810,264	6/16/2021	(114,674)
Australian Dollar	1,825,842	United States Dollar	1,401,699	6/16/2021	5,146
Swiss Franc	127,350	United States Dollar	136,501	6/16/2021	3,122
United States Dollar	4,558,614	Norwegian Krone	38,856,485	6/16/2021	(109,718)
United States Dollar	4,620,902	Canadian Dollar	5,850,894	6/16/2021	(139,692)
Swedish Krona	2,558,868	United States Dollar	298,920	6/16/2021	3,482
British Pound	7,802,881	United States Dollar	10,781,865	6/16/2021	(4,328)
Japanese Yen	390,549,845	United States Dollar	3,592,684	6/16/2021	(17,787)

23

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley(continued)
United States Dollar	2,029,318	New Zealand Dollar	2,842,462	6/16/2021	(4,412)
Gross Unrealized Appreciation					981,561
Gross Unrealized Depreciation					(2,079,321)

See notes to consolidated financial statements.

24

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	315,115,544	317,531,947
Affiliated issuers	41,368,959	41,368,959
Cash		365,891
Cash denominated in foreign currency	485,606	484,980
Cash collateral held by broker—Note 4		2,201,266
Receivable for investment securities sold		1,047,529
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		981,561
Receivable for shares of Common Stock subscribed		594,502
Dividends and interest receivable		225,147
Prepaid expenses		61,469
		364,863,251
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		322,979
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,079,321
Payable for investment securities purchased		1,041,988
Payable for futures variation margin—Note 4		882,511
Payable for shares of Common Stock redeemed		505,447
Directors’ fees and expenses payable		12,986
Other accrued expenses		94,812
		4,940,044
Net Assets ($)		359,923,207
Composition of Net Assets ($):
Paid-in capital		329,542,064
Total distributable earnings (loss)		30,381,143
Net Assets ($)		359,923,207

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	35,790,492	19,530,585	156,699,394	147,902,736
Shares Outstanding	2,119,043	1,255,289	9,011,560	8,521,514
Net Asset Value Per Share ($)	16.89	15.56	17.39	17.36

See notes to consolidated financial statements.

25

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Interest	901,132
Dividends from affiliated issuers	16,033
Total Income	917,165
Expenses:
Management fee—Note 3(a)	2,226,081
Shareholder servicing costs—Note 3(c)	167,733
Distribution fees—Note 3(b)	80,230
Subsidiary management fee—Note 3(a)	72,645
Professional fees	70,687
Registration fees	37,422
Prospectus and shareholders’ reports	28,954
Directors’ fees and expenses—Note 3(d)	17,190
Custodian fees—Note 3(c)	8,345
Chief Compliance Officer fees—Note 3(c)	7,766
Loan commitment fees—Note 2	7,027
Miscellaneous	21,017
Total Expenses	2,745,097
Less—reduction in expenses due to undertaking—Note 3(a)	(199,488)
Net Expenses	2,545,609
Investment (Loss)—Net	(1,628,444)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,892,949
Net realized gain (loss) on options transactions	279,096
Net realized gain (loss) on futures	17,963,301
Net realized gain (loss) on forward foreign currency exchange contracts	(4,642,301)
Net Realized Gain (Loss)	17,493,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,123,440)
Net change in unrealized appreciation (depreciation) on options transactions	(807,464)
Net change in unrealized appreciation (depreciation) on futures	17,504,486
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,193,145)
Net Change in Unrealized Appreciation (Depreciation)	13,380,437
Net Realized and Unrealized Gain (Loss) on Investments	30,873,482
Net Increase in Net Assets Resulting from Operations	29,245,038

See notes to consolidated financial statements.

26

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income (loss)—net	(1,628,444)	822,653
Net realized gain (loss) on investments	17,493,045	9,601,200
Net change in unrealized appreciation (depreciation) on investments	13,380,437	(9,354,219)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,245,038	1,069,634
Distributions ($):
Distributions to shareholders:
Class A	-	(1,173,298)
Class C	-	(764,108)
Class I	-	(10,458,201)
Class Y	-	(18,608,979)
Total Distributions	-	(31,004,586)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,719,239	8,707,854
Class C	51,789	784,893
Class I	18,273,421	49,194,073
Class Y	2,242,624	29,963,103
Distributions reinvested:
Class A	-	1,034,501
Class C	-	639,905
Class I	-	9,177,640
Class Y	-	7,468,482
Cost of shares redeemed:
Class A	(4,337,492)	(11,802,115)
Class C	(4,422,934)	(9,725,038)
Class I	(42,475,853)	(204,998,518)
Class Y	(107,569,174)	(343,915,965)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(135,518,380)	(463,471,185)
Total Increase (Decrease) in Net Assets	(106,273,342)	(493,406,137)
Net Assets ($):
Beginning of Period	466,196,549	959,602,686
End of Period	359,923,207	466,196,549

27

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	164,605	556,989
Shares issued for distributions reinvested	-	64,295
Shares redeemed	(262,345)	(747,234)
Net Increase (Decrease) in Shares Outstanding	(97,740)	(125,950)
Class Ca,b
Shares sold	3,375	53,501
Shares issued for distributions reinvested	-	42,746
Shares redeemed	(290,137)	(664,437)
Net Increase (Decrease) in Shares Outstanding	(286,762)	(568,190)
Class Ia
Shares sold	1,074,563	3,033,576
Shares issued for distributions reinvested	-	555,884
Shares redeemed	(2,486,181)	(12,606,500)
Net Increase (Decrease) in Shares Outstanding	(1,411,618)	(9,017,040)
Class Ya
Shares sold	132,456	1,853,635
Shares issued for distributions reinvested	-	453,460
Shares redeemed	(6,346,888)	(21,421,708)
Net Increase (Decrease) in Shares Outstanding	(6,214,432)	(19,114,613)

[a]

During the period ended April 30, 2021, 105,408 Class Y shares representing $1,796,727 were exchanged for 105,216 Class I share and 396 Class Y shares representing $6,706 were exchanged for 406 Class A share. During the period ended October 31, 2020, 948,419 Class Y shares representing $15,260,502 were exchanged for 946,758 Class I share, 993 Class A shares representing $15,789 were exchanged for 966 Class I share and 820 Class C shares representing $11,301 were exchanged for 741 Class I share.

[b]

During the period ended April 30, 2021, 31 Class C shares representing $482 were automatically converted to 29 Class A shares and during the period ended October 31, 2020 .42 Class C shares representing $6 were automatically converted to .39 Class A shares.

See notes to consolidated financial statements.

28

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.82	16.26	15.08	16.63	15.73	15.63
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.02)	.15	.08	(.09)	(.17)
Net realized and unrealized gain (loss) on investments	1.15	.08	1.16	(.81)	1.02	.27
Total from Investment Operations	1.07	.06	1.31	(.73)	.93	.10
Distributions:
Dividends from investment income—net	-	(.17)	(.13)	–	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)	–
Total Distributions	-	(.50)	(.13)	(.82)	(.03)	–
Net asset value, end of period	16.89	15.82	16.26	15.08	16.63	15.73
Total Return (%)[b]	6.83[c]	.28	8.82	(4.63)	5.92	.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58[d]	1.58	1.55	1.59	1.55	1.51
Ratio of net expenses to average net assets	1.43[d]	1.44	1.44	1.44	1.47	1.50
Ratio of net investment income (loss) to average net assets	(1.00)[d]	(.14)	.96	.48	(.56)	(1.13)
Portfolio Turnover Rate	30.83[c]	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	35,790	35,061	38,100	47,280	73,458	205,832

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

29

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.62	15.06	13.96	15.56	14.83	14.85
Investment Operations:
Investment income (loss)—net[a]	(.13)	(.13)	.03	(.04)	(.19)	(.27)
Net realized and unrealized gain (loss) on investments	1.07	.06	1.09	(.74)	.95	.25
Total from Investment Operations	.94	(.07)	1.12	(.78)	.76	(.02)
Distributions:
Dividends from investment income—net	-	(.04)	(.02)	–	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)	–
Total Distributions	-	(.37)	(.02)	(.82)	(.03)	–
Net asset value, end of period	15.56	14.62	15.06	13.96	15.56	14.83
Total Return (%)[b]	6.43[c]	(.50)	8.01	(5.30)	5.14	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34[d]	2.33	2.29	2.31	2.32	2.26
Ratio of net expenses to average net assets	2.18[d]	2.19	2.19	2.19	2.23	2.25
Ratio of net investment income (loss) to average net assets	(1.73)[d]	(.87)	.22	(.27)	(1.26)	(1.82)
Portfolio Turnover Rate	30.83[c]	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	19,531	22,548	31,771	46,681	80,834	131,341

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

30

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.26	16.71	15.51	17.04	16.08	15.93
Investment Operations:
Investment income (loss)—net[a]	(.06)	.02	.19	.12	(.03)	(.13)
Net realized and unrealized gain (loss) on investments	1.19	.08	1.20	(.83)	1.02	.28
Total from Investment Operations	1.13	.10	1.39	(.71)	.99	.15
Distributions:
Dividends from investment income—net	-	(.22)	(.19)	–	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)	–
Total Distributions	-	(.55)	(.19)	(.82)	(.03)	–
Net asset value, end of period	17.39	16.26	16.71	15.51	17.04	16.08
Total Return (%)	6.95[b]	.53	9.04	(4.33)	6.17	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[c]	1.31	1.29	1.31	1.30	1.25
Ratio of net expenses to average net assets	1.18[c]	1.19	1.19	1.19	1.21	1.24
Ratio of net investment income (loss) to average net assets	(.74)[c]	.13	1.20	.73	(.17)	(.86)
Portfolio Turnover Rate	30.83[b]	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	156,699	169,485	324,848	472,940	653,752	446,643

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to consolidated financial statements.

31

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.23	16.69	15.53	17.04	16.07	15.91
Investment Operations:
Investment income (loss)—net[a]	(.06)	.03	.20	.13	(.02)	(.11)
Net realized and unrealized gain (loss) on investments	1.19	.07	1.19	(.82)	1.02	.27
Total from Investment Operations	1.13	.10	1.39	(.69)	1.00	.16
Distributions:
Dividends from investment income—net	-	(.23)	(.23)	–	–	–
Dividends from net realized gain on investments	-	(.33)	–	(.82)	(.03)	–
Total Distributions	-	(.56)	(.23)	(.82)	(.03)	–
Net asset value, end of period	17.36	16.23	16.69	15.53	17.04	16.07
Total Return (%)	6.90[b]	.54	9.13	(4.27)	6.23	1.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[c]	1.22	1.22	1.21	1.21	1.18
Ratio of net expenses to average net assets	1.18[c]	1.17	1.15	1.14	1.15	1.16
Ratio of net investment income (loss) to average net assets	(.72)[c]	.18	1.25	.78	(.14)	(.68)
Portfolio Turnover Rate	30.83[b]	176.12	26.17	17.55	69.80	10.66
Net Assets, end of period ($ x 1,000)	147,903	239,102	564,884	733,373	787,909	655,662

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to consolidated financial statements.

32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2021:

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	359,923,207
Subsidiary Percentage of fund Net Assets	3.06%
Subsidiary Financial Statement Information ($)
Total assets	11,051,190
Total liabilities	22,630
Net assets	11,028,560
Total income	3,539
Total expenses	91,215
Investment income—net	(87,676)
Net realized gain (loss)	2,546,609
Net change in unrealized appreciation (depreciation)	197,386
Net increase (decrease) in net assets resulting from operations	2,656,319

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB

34

ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

36

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	18,527,865	-	18,527,865
Investment Companies	41,368,959	-	-	41,368,959
U.S. Treasury Securities	-	298,148,277	-	298,148,277
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	981,561	-	981,561
Futures††	7,371,416	-	-	7,371,416
Options Purchased	855,805	-	-	855,805
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,079,321)	-	(2,079,321)
Futures††	(2,263,432)	-	-	(2,263,432)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and

38

aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

expense in the Consolidated Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $24,417,490 and long-term capital gains $6,587,096. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to

40

pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $72,645 during the period ended April 30, 2021.

In addition, the Adviser had contractually agreed, from November 1, 2020 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.19% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2021 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expense describe above) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $126,843 during the period ended April 30, 2021.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser with respect to the fund and the Subsidiary, the Adviser pays the Sub-Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended April 30, 2021, the Distributor retained $484 from commissions earned on sales of the fund’s Class A shares and $456 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $80,230 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $43,911 and $26,744, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $6,174 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $8,345 pursuant to the custody agreement.

42

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $328,811, Subsidiary management fees of $10,002, Distribution Plan fees of $12,257, Shareholder Services Plan fees of $11,408, custodian fees of $6,700, Chief Compliance Officer fees of $5,242 and transfer agency fees of $2,027, which are offset against an expense reimbursement currently in effect in the amount of $53,468.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2021, amounted to $12,571,100 and $40,832,484, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

44

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2021, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Fair value of derivative instruments as of April 30, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	2,674,231	[1,2]	Interest rate risk	(90,584)	[1]
Equity risk	5,019,972	[1]	Equity risk	(1,805,086)	[1]
Foreign exchange risk	981,561	[3]	Foreign exchange risk	(2,079,321)	[3]
Commodity risk	533,018	[1]	Commodity risk	(367,762)	[1]
Gross fair value of derivative contracts	9,208,782			(4,342,753)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(14,567,916)		(281,645)		-		(14,849,561)
Equity	29,990,574		560,741		-		30,551,315
Foreign exchange	-		-		(4,642,301)		(4,642,301)
Commodity	2,540,643		-		-		2,540,643
Total	17,963,301		279,096		(4,642,301)		13,600,096

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	2,758,337		(807,464)		-		1,950,873
Equity	14,548,522		-		-		14,548,522
Foreign exchange	-		-		(2,193,145)		(2,193,145)
Commodity	197,627		-		-		197,627
Total	17,504,486		(807,464)		(2,193,145)		14,503,877

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

46

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	7,371,416	(2,263,432)
Options	855,805	-
Forward contracts	981,561	(2,079,321)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	9,208,782	(4,342,753)
Derivatives not subject to
Master Agreements	(8,227,221)	2,263,432
Total gross amount of assets
and liabilities subject to
Master Agreements	981,561	(2,079,321)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	451,468		(451,468)	-		-
Goldman Sachs	518,343		(516,940)	(1,403)		-
Morgan Stanley	11,750		(11,750)	-		-
Total	981,561		(980,158)	(1,403)		-

47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(1,171,770)		451,468	720,302		-
Goldman Sachs	(516,940)		516,940	-		-
Morgan Stanley	(390,611)		11,750	260,000		(118,861)
Total	(2,079,321)		980,158	980,302		(118,861)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	344,022,841
Interest rate futures	1,033,185,253
Interest rate options contracts	2,864,971
Forward contracts	693,358,503
Commodity futures	21,578,954

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $6,426,627, consisting of $10,835,338 gross unrealized appreciation and $4,408,711 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

48

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. The fund may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and other derivatives that provide exposure to the commodity markets. The Subsidiary has the same investment objective, investment adviser and sub-investment adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Subadviser are not subject to approval by the Board. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative global macro funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative global macro funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for the ten-year period and below the Performance Group medians for all other periods, and above the Performance Universe median for the ten-year period, approximately equal to the Performance Universe median for the two-year period and below the Performance Universe medians for all other periods. The Board considered that the fund’s total return performance ranked in the third quartile of the Performance Group for most periods and ranked in the third quartile of the Performance Universe for all periods when performance was below the Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser.

50

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, from April 1, 2021 until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding certain expenses described above) exceed 1.15% of the fund’s average daily net assets. The Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising the one separate account or other type of client portfolio that is considered to have similar investment strategies and policies as the fund (the “Similar Client”), and explained the nature of the Similar Client. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Client to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared

51

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared

52

with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

53

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6140SA0421

BNY Mellon Global Dynamic Bond Income Fund

SEMIANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by portfolio managers Paul Brain, Parmeshwar Chadha, and Howard Cunningham of Newton Investment Management Limited, Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Global Dynamic Bond Income Fund’s Class A shares produced a total return of 1.79%, Class C shares returned 1.41%, Class I shares returned 1.96% and Class Y shares returned 2.10%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.03% for the same period.2

Global bond markets gained ground during the reporting period amid central bank policies that supported investor confidence, rising rates, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The fund outperformed the Index, largely due to positions in corporate bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment-grade and high yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Economic Improvement and Rising Rates Drive Bond Markets

The economic outlook brightened considerably over the period, making it a more challenging market for bonds, safe-havens in particular. The roll-out of multiple successful COVID-19 vaccinations, coupled with ongoing fiscal and monetary stimulus, was responsible for better growth prospects, particularly in developed markets. G7 government bonds had one of their worst periods in over 30 years in the early months of 2021. U.S. 10-year Treasury yields almost doubled over the six-months, moving from 0.82% to 1.62% as the market pivoted to anticipating eventual tapering of central bank bond buying. Other developed-market government bond yields also rose, but less dramatically. Credit spreads generally narrowed in response to the brighter outlook, meaning that while government bonds typically delivered losses, investment-grade returns were general flat, while high yield and emerging-market bonds showed positive returns. The U.S. dollar weakened over the period, particularly against commodity currencies such as the Norwegian krone, the Australian and Canadian dollar, and most emerging-markets currencies.

Corporate Debt Benefits Performance

Corporate bonds made the largest contribution to returns as credit spreads narrowed. High yield bonds were the strongest contributors, witnessing greater spread narrowing and offering higher income with less duration. Bank perpetual bonds performed well, as did transportation-related bonds such as American Airlines and Bombardier. Investment grade bond contribution was more modest, with rising underlying government bond yields acting as a headwind, but our holdings were generally short-dated, so less affected. Volkswagen perpetual bonds made an above-average return.

2

On the other hand, government bond holdings made a negative contribution, particular our long-dated treasuries. These losses were partly offset by gains on short futures positions in government bonds and a put option on U.S. treasuries. Emerging-market bond holdings tended to be a little longer and struggled along with developed- government bond yields in the middle of the period. Peruvian government bonds underperformed on rising political risk. Longer-dated U.S. corporate bond holdings such as Ball Corp and Best Buy also disappointed, as did Chinese corporates Meituan and Greenland.

Anticipating Global Growth

Global growth is expected to continue to pick up, and fiscal stimulus is in full swing. Meanwhile, central banks remain accommodative. The next few quarters should continue to be supportive for credit and emerging-markets risk, provided government bond yields remain stable or rise only slowly. Inflation is likely to continue to pick up in the months ahead, favoring some commodity currencies. With abundant dollar liquidity and U.S. balance of payments likely to stay negative as economic growth sucks in imports, we expect the U.S. dollar to remain weak.

Given this outlook, we continue to favor shorter-dated and lower-rated credit risk over longer-dated government bond duration. To this end, we have a larger weighting in high yield than investment grade credit. Having sold long bonds but owning call options on U.S. Treasuries, we are less exposed should bond yields resume their upward trajectory. We remain underweight the U.S. dollar, mainly against a basket of emerging-market currencies, such as the Mexican peso, Peruvian sol and Indonesian rupiah.

May 17, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, swap agreements and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.25	$8.99	$3.96	$3.01
Ending value (after expenses)	$1,017.90	$1,014.10	$1,019.60	$1,021.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$9.00	$3.96	$3.01
Ending value (after expenses)	$1,019.59	$1,015.87	$1,020.88	$1,021.82
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .79% for Class I and .60% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4

STATEMENT OF INVESTMENTS

April 30, 2021 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5%
Australia - 1.2%
Australia, Bonds, Ser. 133	AUD	5.50	4/21/2023	780,000		664,832
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	1,270,000		1,052,229
					1,717,061
Austria - .4%
CA Immobilien Anlagen, Sr. Unscd. Notes	EUR	0.88	2/5/2027	400,000		483,758
Azerbaijan - 1.1%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	693,000		773,374
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	734,000		799,601
					1,572,975
Bahrain - .2%
Bahrain, Sr. Unscd. Notes		4.25	1/25/2028	311,000		312,260
Bolivia - .3%
Bolivia, Sr. Unscd. Notes		4.50	3/20/2028	500,000		450,250
British Virgin - .4%
Greenland Global Investment, Gtd. Notes		6.13	4/22/2023	640,000		572,000
Canada - 2.5%
Canada, Bonds	CAD	4.00	12/1/2031	1,306,968	[b]	1,543,897
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	9/15/2023	2,040,000	[c]	1,733,681
First Quantum Minerals, Gtd. Notes		6.88	3/1/2026	270,000	[c]	284,141
					3,561,719
Cayman Islands - 2.6%
Agile Group Holdings, Sr. Scd. Notes		6.70	3/7/2022	465,000		476,393
Country Garden Holdings, Sr. Scd. Notes		7.13	1/27/2022	460,000		476,675
CSN Inova Ventures, Gtd. Notes		6.75	1/28/2028	329,000		357,809
Meituan, Sr. Unscd. Notes		3.05	10/28/2030	446,000	[d]	434,081
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[c]	500,692
Shimao Group Holdings, Sr. Scd. Bonds		4.75	7/3/2022	465,000		472,109
Wynn Macau, Sr. Unscd. Notes		5.50	1/15/2026	870,000		915,675
					3,633,434
Chile - .2%
VTR Comunicaciones, Sr. Scd. Notes		4.38	4/15/2029	333,000	[c]	335,664
Colombia - 2.5%
Colombia, Bonds	COP	6.00	4/28/2028	4,845,100,000		1,267,018
Colombia, Bonds	COP	7.00	6/30/2032	4,848,000,000		1,278,684

5

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
Colombia - 2.5% (continued)
Colombia, Sr. Unscd. Notes		4.50	3/15/2029	880,000		961,233
					3,506,935
Czech Republic - 1.3%
Czech Republic, Bonds, Ser. 120	CZK	1.25	2/14/2025	39,050,000		1,817,628
Denmark - .1%
Orsted, Sub. Notes	GBP	2.50	2/18/2033	132,000		184,373
Dominican Republic - .7%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	420,000		508,200
Dominican Republic, Sr. Unscd. Notes		4.88	9/23/2032	500,000		524,500
					1,032,700
Ecuador - .5%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[c,e]	35,322
Ecuador, Sr. Unscd. Notes		0.50	7/31/2030	187,110	[c]	157,172
Ecuador, Sr. Unscd. Notes		0.50	7/31/2040	224,730	[c]	134,840
Ecuador, Sr. Unscd. Notes		0.50	7/31/2035	490,347	[c]	335,893
					663,227
France - 5.5%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	363,000	[d]	443,393
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	143,000		169,773
Banijay Entertainment, Sr. Scd. Bonds	EUR	3.50	3/1/2025	694,000		843,656
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	550,000	[f]	642,183
Covivio, Sr. Unscd. Notes	EUR	1.63	6/23/2030	500,000		645,504
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	100,000	[f]	155,075
France, Bonds	EUR	0.10	3/1/2025	1,972,631	[b]	2,536,108
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	580,000		686,347
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	600,000	[f]	673,050
Total, Jr. Sub. Notes, Ser. NC7	EUR	1.63	1/25/2028	700,000	[f]	847,609
					7,642,698
Germany - 1.5%
HELLA GmbH & Co., Sr. Unscd. Notes	EUR	1.00	5/17/2024	248,000		306,323
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[f]	263,519
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	300,000	[f]	378,516
KION Group, Sr. Unscd. Notes	EUR	1.63	9/24/2025	300,000		377,627
Peach Property Finance, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		499,793
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	163,000		206,257
					2,032,035
Guernsey - .6%
Summit Properties, Sr. Unscd. Bonds	EUR	2.00	1/31/2025	700,000		836,669

6

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
India - 1.0%
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	776,000		727,239
Housing Development Finance, Sr. Unscd. Notes	INR	8.22	3/28/2022	30,000,000		413,324
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000		272,704
					1,413,267
Indonesia - 2.0%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	23,277,000,000		1,669,144
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	1,050,000		1,191,293
					2,860,437
Ireland - 1.3%
Bank of Ireland Group, Jr. Sub. Notes	EUR	7.50	11/19/2025	280,000	[f]	399,311
LCPR Senior Secured Financing DAC, Sr. Scd. Notes		5.13	7/15/2029	200,000	[c]	205,438
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	419,514		510,608
Virgin Media Vendor Financing Notes III, Gtd. Bonds	GBP	4.88	7/15/2028	530,000		753,000
					1,868,357
Italy - 3.1%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	325,000	[c,f]	370,500
Italy Buoni Poliennali del Tesoro, Sr. Unscd. Bonds	EUR	5.00	8/1/2034	930,000	[c]	1,640,519
Nexi, Sr. Unscd. Bonds	EUR	1.63	4/30/2026	504,000		605,601
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	400,000	[c]	437,380
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	560,000	[f]	627,480
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[f]	672,461
					4,353,941
Japan - 1.2%
Japan, Bonds, Ser. 23	JPY	0.10	3/10/2028	174,484,800	[b]	1,620,159
Jersey - .4%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	218,750	[d]	305,114
CPUK Finance, Scd. Notes	GBP	4.88	8/28/2025	197,000		276,440
					581,554
Luxembourg - 5.2%
4Finance, Gtd. Notes		10.75	5/1/2022	200,000		177,758
Adler Group, Sr. Unscd. Notes	EUR	2.25	4/27/2027	100,000		119,611
Adler Group, Sr. Unscd. Notes	EUR	3.25	8/5/2025	300,000		376,707
Altice Financing, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		395,061
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00% @ Floor	EUR	5.00	8/1/2024	400,000	[g]	454,624
B&M European Value Retail, Sr. Scd. Notes	GBP	3.63	7/15/2025	125,000		178,436

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
Luxembourg - 5.2% (continued)
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	294,000		350,158
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	332,000		389,662
DH Europe Finance II, Gtd. Bonds	EUR	0.45	3/18/2028	293,000		354,161
DH Europe Finance II, Gtd. Notes		2.20	11/15/2024	111,000		116,108
Holcim Finance Luxembourg, Gtd. Bonds	EUR	0.50	4/23/2031	582,000		676,474
Kleopatra Finco, Sr. Scd. Bonds	EUR	4.25	3/1/2026	410,000		485,838
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		407,715
Millicom International Cellular, Sr. Unscd. Notes		6.63	10/15/2026	198,000		211,415
Prologis International Funding II, Gtd. Notes	EUR	1.63	6/17/2032	126,000		164,502
Richemont International Holding, Gtd. Notes	EUR	0.75	5/26/2028	508,000		634,213
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	535,000		662,223
SIG Combibloc PurchaseCo, Gtd. Notes	EUR	1.88	6/18/2023	333,000		415,170
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	536,000		671,238
					7,241,074
Malaysia - 1.5%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	8,550,000		2,082,406
Mexico - 2.9%
Cemex, Sr. Scd. Notes		3.88	7/11/2031	1,000,000		988,515
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	22,100,000		1,158,839
Mexican Bonos, Sr. Unscd. Bonds, Ser. M20	MXN	8.50	5/31/2029	21,724,100		1,196,049
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		679,687
					4,023,090
Mongolia - .7%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	930,000		999,683
Netherlands - 4.2%
H&M Finance, Gtd. Notes	EUR	0.25	8/25/2029	192,000		226,018
IHS Netherlands Holdco, Gtd. Notes		7.13	3/18/2025	675,000		707,906
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	850,000	[f]	937,125
Linde Finance, Gtd. Notes	EUR	0.25	5/19/2027	600,000		729,467
Petrobras Global Finance, Gtd. Notes		6.90	3/19/2049	276,000		311,149
Telefonica Europe, Gtd. Notes	EUR	4.38	3/14/2025	400,000	[f]	523,014
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	137,000		167,410
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13% @ Floor	EUR	4.13	5/15/2025	190,000	[g]	228,536

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
Netherlands - 4.2% (continued)
Volkswagen International Finance, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[f]	797,543
Vonovia Finance, Gtd. Notes, Ser. DIP	EUR	1.50	3/31/2025	400,000		511,382
Ziggo, Sr. Scd. Notes		5.50	1/15/2027	710,000	[c]	739,760
					5,879,310
New Zealand - 1.0%
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	1,380,000	[b]	1,408,901
Norway - 3.0%
Norway, Bonds, Ser. 479	NOK	1.75	2/17/2027	33,375,000	[c]	4,152,830
Oman - .2%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	244,000		256,505
Panama - .5%
Carnival, Sr. Scd. Notes		11.50	4/1/2023	640,000	[c]	736,288
Paraguay - 1.2%
Paraguay, Sr. Unscd. Bonds		5.00	4/15/2026	1,430,000		1,612,325
Peru - 1.8%
Peru, Sr. Unscd. Notes	PEN	6.95	8/12/2031	8,520,000		2,522,948
Qatar - .8%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	1,042,000		1,135,715
Singapore - .5%
Mulhacen, Sr. Scd. Bonds	EUR	6.50	8/1/2023	408,049		403,806
Singapore Airlines, Sr. Unscd. Notes		3.00	7/20/2026	328,000		333,634
					737,440
Spain - 2.9%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	600,000	[f]	753,525
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000	[f]	511,192
Cellnex Telecom, Sr. Unscd. Notes	EUR	1.88	6/26/2029	600,000		733,912
Spain, Bonds	EUR	5.15	10/31/2028	1,240,000	[c]	2,046,768
					4,045,397
Supranational - 5.3%
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes	EUR	3.00	9/1/2029	277,000		334,027
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes		4.00	9/1/2029	495,000	[c]	493,460
Asian Development Bank, Sr. Unscd. Notes	CNH	2.72	1/16/2023	11,000,000		1,705,670
Clarios Global, Sr. Scd. Bonds	EUR	4.38	5/15/2026	330,000		410,628
Delta Air Lines, Sr. Scd. Notes		4.75	10/20/2028	90,000	[c]	98,903
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	17,800,000,000		1,260,910

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
Supranational - 5.3% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	870,000		1,547,867
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	115,990,000		1,624,385
					7,475,850
Sweden - 1.4%
Akelius Residential Property, Sub. Notes	EUR	2.25	5/17/2081	640,000		772,025
Heimstaden Bostad, Jr. Sub. Bonds	EUR	2.63	5/1/2027	450,000	[f]	539,879
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	12/14/2025	355,000	[f]	429,710
Verisure Holding, Sr. Scd. Bonds	EUR	3.25	2/15/2027	198,000		239,315
					1,980,929
Switzerland - .9%
Credit Suisse Group, Jr. Sub. Notes		7.25	9/12/2025	570,000	[f]	631,272
UBS Group, Jr. Sub. Bonds		5.00	1/31/2023	630,000	[f]	641,025
					1,272,297
United Kingdom - 13.3%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	435,000		622,177
Bellis Acquisition, Sr. Scd. Bonds	GBP	3.25	2/16/2026	119,000		165,146
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	640,000		881,623
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	341,000		398,386
Heathrow Finance, Sr. Scd. Notes	GBP	6.25	3/3/2025	266,000		407,310
Iceland Bondco, Sr. Scd. Bonds	GBP	4.38	5/15/2028	250,000		332,751
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000		477,841
INEOS Quattro Finance 2, Sr. Scd. Bonds	EUR	2.50	1/15/2026	136,000		164,296
Informa, Gtd. Notes	EUR	1.50	7/5/2023	465,000		576,849
International Finance Facility for Immunisation, Sr. Unscd. Notes		1.00	4/21/2026	1,306,000		1,304,694
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[f]	570,374
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	289,000		405,609
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		234,386
Jerrold Finco, Sr. Scd. Bonds	GBP	5.25	1/15/2027	375,000		533,085
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	550,000	[f]	727,892
Lloyds Banking Group, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[f]	818,198
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	329,305		501,243
National Express Group, Gtd. Notes	GBP	2.38	11/20/2028	644,000		917,964
National Express Group, Sub. Notes	GBP	4.25	11/26/2025	160,000	[f]	231,180
10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
United Kingdom - 13.3% (continued)
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	450,000	[f]	684,577
Natwest Group, Jr. Sub. Notes		6.00	12/29/2025	613,000	[f]	679,633
Pinewood Finance, Sr. Scd. Bonds	GBP	3.25	9/30/2025	287,000		404,041
Synlab Bondco, Sr. Scd. Notes, 3 Month EURIBOR +4.75% @ Floor	EUR	4.75	7/1/2025	330,000	[g]	401,255
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[b]	285,208
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	142,382		260,360
Travis Perkins, Sr. Unscd. Notes	GBP	3.75	2/17/2026	163,000		238,328
Tritax Big Box REIT, Sr. Unscd. Notes	GBP	1.50	11/27/2033	389,000		511,857
UNITE USAF II, Mortgage Backed Notes	GBP	3.37	6/30/2023	500,000		722,409
United Kingdom, Bonds, Ser. 3MO	GBP	0.13	3/22/2026	1,068,132	[b]	1,708,555
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		836,737
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	273,000		378,309
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		291,695
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	400,000		487,952
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	294,000		406,319
					18,568,239
United States - 14.4%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	671,000	[c]	841,266
Apple, Sr. Unscd. Notes		1.13	5/11/2025	684,000		692,569
AT&T, Sr. Unscd. Notes	EUR	1.60	5/19/2028	347,000		447,753
Ball, Gtd. Notes		2.88	8/15/2030	360,000		348,142
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	398,000		457,254
Brixmor Operating Partnership, Sr. Unscd. Notes		4.05	7/1/2030	608,000		668,271
CCO Holdings, Sr. Unscd. Notes		4.75	3/1/2030	281,000	[c]	293,645
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	718,000	[c]	741,874
Citigroup, Sub. Notes		5.50	9/13/2025	700,000		820,617
Dell International, Gtd. Notes		7.13	6/15/2024	602,000	[c]	619,142
Diamond Sports Group, Sr. Scd. Notes		5.38	8/15/2026	620,000	[c]	453,375
Digital Euro Finco, Gtd. Notes	EUR	1.13	4/9/2028	567,000		706,663
Fidelity National Information Services, Sr. Unscd. Notes	EUR	0.63	12/3/2025	201,000		247,238
Ford Motor Credit, Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		323,806
Ford Motor Credit, Sr. Unscd. Notes		3.37	11/17/2023	400,000		412,500
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	7,699		11,159
IQVIA, Gtd. Notes	EUR	2.88	6/15/2028	622,000		774,988
Iron Mountain, Gtd. Notes		4.50	2/15/2031	388,000	[c]	387,472

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 93.5% (continued)
United States - 14.4% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,000,000		1,034,457
Laureate Education, Gtd. Notes		8.25	5/1/2025	265,000	[c]	276,730
Lumen Technologies, Sr. Unscd. Notes, Ser. T		5.80	3/15/2022	800,000		826,200
Mauser Packaging Solutions Holding, Sr. Scd. Notes		5.50	4/15/2024	500,000	[c]	502,803
Mileage Plus Holdings, Sr. Scd. Notes		6.50	6/20/2027	90,000	[c]	98,888
Netflix, Sr. Unscd. Notes	EUR	3.63	6/15/2030	325,000	[d]	468,209
NextEra Energy Capital Holdings, Gtd. Notes		3.25	4/1/2026	101,000		110,026
Pacific Life Global Funding II, Scd. Notes		1.38	4/14/2026	970,000		970,037
PG&E, Sr. Scd. Notes		5.00	7/1/2028	660,000		692,175
Radiate Holdco, Sr. Scd. Notes		4.50	9/15/2026	375,000	[c]	382,401
Sprint, Gtd. Notes		7.25	9/15/2021	240,000		245,388
Sprint, Gtd. Notes		7.88	9/15/2023	260,000		296,725
Sprint Capital, Gtd. Notes		8.75	3/15/2032	228,000		338,346
Sprint Communications, Gtd. Notes		11.50	11/15/2021	235,000		248,107
Tesla, Gtd. Notes		5.30	8/15/2025	936,000	[c]	971,100
T-Mobile USA, Gtd. Notes		3.38	4/15/2029	471,000		479,363
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	693,000		699,722
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		1.00	2/15/2046	344,106	[b]	429,611
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	47,000	[c,d]	48,832
Verizon Communications, Sr. Unscd. Notes, 3 Month SOFR +.79%		0.80	3/20/2026	491,000	[g]	499,412
Viatris, Gtd. Notes		2.30	6/22/2027	150,000	[c]	152,177
Windstream Escrow, Sr. Scd. Notes		7.75	8/15/2028	402,000	[c,d]	419,604
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	660,000	[c]	656,278
					20,094,325
Uzbekistan - 1.0%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,300,000		1,391,130
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		238,294
Total Bonds and Notes (cost $126,768,245)				130,908,077
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .1%
US Treasury Bond, Contracts 118 (cost $93,058)		159.00	6/25/2021	11,800,000		92,630

12

Description		Principal Amount ($)	[a]	Value ($)
Exchange-Traded Funds - 3.2%
United States - 3.2%
iShares JP Morgan USD Emerging Markets Bond Fund ETF		28,188	[d]	3,132,814
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF		53,026		1,404,659
Total Exchange-Traded Funds (cost $4,407,860)		4,537,473
	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,894,606)	0.05	1,894,606	[h]	1,894,606

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $2,027,695)	0.01	2,027,695	[h] 2,027,695
Total Investments (cost $135,191,464)		99.7%	139,460,481
Cash and Receivables (Net)		0.3%	488,631
Net Assets		100.0%	139,949,112

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $21,284,838 or 15.21% of net assets.

d Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $5,098,326 and the value of the collateral was $5,541,829, consisting of cash collateral of $2,027,695 and U.S. Government & Agency securities valued at $3,514,134.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	32.3
Banks	9.9
Real Estate	8.1
Telecommunication Services	6.4
Investment Companies	6.1
Supranational Bank	5.3
Media	3.5
Consumer Discretionary	2.9
Diversified Financials	2.5
Automobiles & Components	2.3
Industrial	2.3
Retailing	2.0
Materials	1.8
Food Products	1.4
Commercial & Professional Services	1.3
Health Care	1.3
Utilities	1.3
Building Materials	1.2
Airlines	1.0
Technology Hardware & Equipment	.9
Internet Software & Services	.9
Energy	.8
Transportation	.8
Insurance	.7
Chemicals	.6
Advertising	.5
Semiconductors & Semiconductor Equipment	.5
Metals & Mining	.5
U.S. Treasury Securities	.3
Information Technology	.2
Options Purchased	.1
99.7

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales ($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,443,494	68,877,485	(68,426,373)	1,894,606	1.4	1,757
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,229,178	673,271	(2,902,449)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	34,051,938	(32,024,243)	2,027,695	1.5	12,512†††
Total	3,672,672	103,602,694	(103,353,065)	3,922,301	2.9	14,269

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to financial statements.

See notes to financial statements.

16

STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
Euro-Bond	46	6/8/2021	9,479,845[a]	9,401,595	78,250
Long Gilt	27	6/28/2021	4,800,634[a]	4,760,604	40,030
Gross Unrealized Appreciation				118,280

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
United States Dollar	1,511,550	Euro	1,262,363	5/11/2021	(6,448)
United States Dollar	5,268,239	Norwegian Krone	44,579,883	5/11/2021	(87,460)
United States Dollar	195,549	Malaysian Ringgit	804,000	5/11/2021	(625)
Australian Dollar	633,731	United States Dollar	490,894	5/11/2021	(2,677)
Citigroup
Swedish Krona	20,984,813	United States Dollar	2,525,144	5/11/2021	(46,081)
HSBC
Norwegian Krone	3,694,220	United States Dollar	436,886	5/11/2021	6,927
United States Dollar	1,414,872	Japanese Yen	153,116,000	5/11/2021	13,756
United States Dollar	87,324	Mexican Peso	1,809,516	5/11/2021	(1,896)
United States Dollar	1,738,316	Canadian Dollar	2,202,946	5/11/2021	(53,950)
United States Dollar	1,902,174	Czech Koruna	40,421,772	5/11/2021	23,037
United States Dollar	356,771	Euro	294,797	5/11/2021	2,276
British Pound	867,808	United States Dollar	1,191,478	5/11/2021	7,036
J.P. Morgan Securities
British Pound	1,659,639	United States Dollar	2,293,165	5/11/2021	(1,068)
Hungarian Forint	496,642,000	United States Dollar	1,622,387	5/11/2021	36,048
RBS Securities
British Pound	220,031	United States Dollar	302,286	5/11/2021	1,595
Mexican Peso	1,809,516	United States Dollar	89,830	5/11/2021	(610)
New Zealand Dollar	573,701	United States Dollar	403,425	5/11/2021	7,100
Euro	2,950,451	United States Dollar	3,548,532	5/11/2021	(599)
United States Dollar	721,320	Euro	597,195	5/11/2021	3,190
State Street Bank and Trust Company
Japanese Yen	177,412,000	United States Dollar	1,616,595	5/11/2021	6,846

18

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
United States Dollar	1,921,151	Japanese Yen	201,975,421	5/11/2021	72,938
Czech Koruna	54,339,000	United States Dollar	2,481,562	5/11/2021	44,563
United States Dollar	2,476,746	Czech Koruna	53,049,000	5/11/2021	10,591
Indian Rupee	8,367,000	United States Dollar	113,627	5/11/2021	(887)
United States Dollar	2,453,312	Swedish Krona	20,979,000	5/11/2021	(25,065)
Norwegian Krone	4,778,318	United States Dollar	561,458	5/11/2021	12,595
United States Dollar	1,617,394	Hungarian Forint	496,642,000	5/11/2021	(41,041)
Canadian Dollar	1,875,000	United States Dollar	1,496,938	5/11/2021	28,519
United States Dollar	1,941,729	New Zealand Dollar	2,686,629	5/11/2021	19,253
United States Dollar	26,209,750	British Pound	18,948,352	5/11/2021	40,529
Euro	3,722,087	United States Dollar	4,443,515	5/11/2021	32,313
United States Dollar	47,420,412	Euro	39,049,572	5/11/2021	463,109
Singapore Dollar	2,463,000	United States Dollar	1,838,026	5/11/2021	12,731
United States Dollar	1,827,429	Singapore Dollar	2,463,000	5/11/2021	(23,328)
Malaysian Ringgit	4,519,534	United States Dollar	1,098,604	5/11/2021	4,149
United States Dollar	905,920	Malaysian Ringgit	3,715,534	5/11/2021	(660)
Brazilian Real	13,587,000	United States Dollar	2,361,515	5/11/2021	137,240
United States Dollar	2,450,356	Brazilian Real	13,587,000	5/11/2021	(48,399)
Australian Dollar	2,783,863	United States Dollar	2,169,668	5/11/2021	(25,022)
United States Dollar	4,623,897	Australian Dollar	5,963,831	5/11/2021	29,451
UBS Securities
Euro	106,742	United States Dollar	128,266	5/11/2021	91
United States Dollar	2,040,834	Euro	1,703,372	5/11/2021	(7,479)
United States Dollar	835,903	Canadian Dollar	1,061,583	5/11/2021	(27,777)

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities(continued)
British Pound	515,768	United States Dollar	716,115	5/11/2021	(3,798)
United States Dollar	725,869	British Pound	519,169	5/11/2021	8,855
British Pound	201,926	United States Dollar	280,832	5/4/2021	(1,960)
Gross Unrealized Appreciation					1,024,738
Gross Unrealized Depreciation					(406,830)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,098,326)—Note 1(c):
Unaffiliated issuers	131,269,163	135,538,180
Affiliated issuers	3,922,301	3,922,301
Cash denominated in foreign currency	554,685	551,701
Dividends, interest and securities lending income receivable		1,497,618
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,024,738
Receivable for investment securities sold		979,295
Cash collateral held by broker—Note 4		298,611
Receivable for shares of Common Stock subscribed		41,347
Tax reclaim receivable—Note 1(b)		13,848
Prepaid expenses		43,780
		143,911,419
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		46,999
Cash overdraft due to Custodian		15,605
Liability for securities on loan—Note 1(c)		2,027,695
Payable for investment securities purchased		1,204,182
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		406,830
Payable for shares of Common Stock redeemed		172,136
Payable for futures variation margin—Note 4		8,128
Directors’ fees and expenses payable		2,128
Interest payable—Note 2		943
Other accrued expenses		77,661
		3,962,307
Net Assets ($)		139,949,112
Composition of Net Assets ($):
Paid-in capital		138,648,922
Total distributable earnings (loss)		1,300,190
Net Assets ($)		139,949,112

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,597,763	215,391	41,327,884	93,808,074
Shares Outstanding	373,692	17,761	3,344,425	7,584,231
Net Asset Value Per Share ($)	12.30	12.13	12.36	12.37

See notes to financial statements.

21

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Interest (net of $2,358 foreign taxes withheld at source)	2,195,692
Dividends:
Unaffiliated issuers	235,473
Affiliated issuers	1,757
Income from securities lending—Note 1(c)	12,512
Total Income	2,445,434
Expenses:
Management fee—Note 3(a)	295,432
Shareholder servicing costs—Note 3(c)	167,625
Professional fees	59,119
Registration fees	35,763
Custodian fees—Note 3(c)	16,670
Chief Compliance Officer fees—Note 3(c)	7,766
Directors’ fees and expenses—Note 3(d)	5,390
Prospectus and shareholders’ reports	5,092
Loan commitment fees—Note 2	1,700
Interest expense—Note 2	943
Distribution fees—Note 3(b)	882
Miscellaneous	21,241
Total Expenses	617,623
Less—reduction in expenses due to undertaking—Note 3(a)	(119,865)
Net Expenses	497,758
Investment Income—Net	1,947,676
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,128,046
Net realized gain (loss) on options transactions	(4,204)
Net realized gain (loss) on futures	302,339
Net realized gain (loss) on forward foreign currency exchange contracts	(2,974,653)
Net Realized Gain (Loss)	(1,548,472)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,331,038
Net change in unrealized appreciation (depreciation) on options transactions	(3,914)
Net change in unrealized appreciation (depreciation) on futures	165,217
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(495,137)
Net Change in Unrealized Appreciation (Depreciation)	1,997,204
Net Realized and Unrealized Gain (Loss) on Investments	448,732
Net Increase in Net Assets Resulting from Operations	2,396,408

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	1,947,676	3,322,993
Net realized gain (loss) on investments	(1,548,472)	(582,401)
Net change in unrealized appreciation (depreciation) on investments	1,997,204	1,317,029
Net Increase (Decrease) in Net Assets Resulting from Operations	2,396,408	4,057,621
Distributions ($):
Distributions to shareholders:
Class A	(110,168)	(126,644)
Class C	(4,560)	(8,859)
Class I	(654,567)	(442,714)
Class Y	(2,480,618)	(4,421,224)
Total Distributions	(3,249,913)	(4,999,441)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	277,673	5,044,040
Class C	-	23,514
Class I	43,032,457	26,963,740
Class Y	11,545,088	43,512,518
Distributions reinvested:
Class A	109,564	123,083
Class C	2,939	6,198
Class I	594,347	331,724
Class Y	1,095,473	2,237,696
Cost of shares redeemed:
Class A	(1,486,062)	(1,426,327)
Class C	(60,790)	(66,458)
Class I	(29,344,894)	(9,409,928)
Class Y	(22,797,223)	(47,252,513)
Increase (Decrease) in Net Assets from Capital Stock Transactions	2,968,572	20,087,287
Total Increase (Decrease) in Net Assets	2,115,067	19,145,467
Net Assets ($):
Beginning of Period	137,834,045	118,688,578
End of Period	139,949,112	137,834,045

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class A
Shares sold	22,367	415,772
Shares issued for distributions reinvested	8,846	10,122
Shares redeemed	(119,136)	(116,448)
Net Increase (Decrease) in Shares Outstanding	(87,923)	309,446
Class C
Shares sold	-	1,935
Shares issued for distributions reinvested	240	513
Shares redeemed	(4,911)	(5,465)
Net Increase (Decrease) in Shares Outstanding	(4,671)	(3,017)
Class Ia
Shares sold	3,451,278	2,182,436
Shares issued for distributions reinvested	47,805	27,078
Shares redeemed	(2,370,196)	(778,131)
Net Increase (Decrease) in Shares Outstanding	1,128,887	1,431,383
Class Ya
Shares sold	925,942	3,594,178
Shares issued for distributions reinvested	88,119	182,611
Shares redeemed	(1,834,959)	(3,881,369)
Net Increase (Decrease) in Shares Outstanding	(820,898)	(104,580)

[a]

During the period ended April 30, 2021, 41,444 Class Y shares representing $512,310 were exchanged for 41,451 Class I shares and during the period ended October 31, 2020, 26,412 Class Y shares representing $326,931 were exchanged for 26,418 Class I shares.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

SixMonths Ended
	April 30, 2021	Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.35	12.48	12.04	12.23	12.30	12.13
Investment Operations:
Investment income—net[a]	.14	.25	.29	.32	.19	.13
Net realized and unrealized gain (loss) on investments	.08	.09	.70	(.31)	.10	.25
Total from Investment Operations	.22	.34	.99	.01	.29	.38
Distributions:
Dividends from investment income—net	(.27)	(.47)	(.55)	(.20)	(.36)	(.19)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]	(.02)
Total Distributions	(.27)	(.47)	(.55)	(.20)	(.36)	(.21)
Net asset value, end of period	12.30	12.35	12.48	12.04	12.23	12.30
Total Return (%)[c]	1.79[d]	2.77	8.54	.08	2.45	3.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.96[e]	4.86	1.07	1.39	1.37	1.64
Ratio of net expenses to average net assets	1.05[e]	1.00	.75	.75	.89	.95
Ratio of net investment income to average net assets	2.25[e]	2.03	2.42	2.60	1.65	1.10
Portfolio Turnover Rate	46.82[d]	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	4,598	5,703	1,900	858	682	1,818

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class C Shares	(Uuaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.18	12.30	11.86	12.06	12.18	12.05
Investment Operations:
Investment income—net[a]	.09	.19	.25	.24	.11	.04
Net realized and unrealized gain (loss) on investments	.08	.06	.64	(.33)	.08	.25
Total from Investment Operations	.17	.25	.89	(.09)	.19	.29
Distributions:
Dividends from investment income—net	(.22)	(.37)	(.45)	(.11)	(.31)	(.14)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]	(.02)
Total Distributions	(.22)	(.37)	(.45)	(.11)	(.31)	(.16)
Net asset value, end of period	12.13	12.18	12.30	11.86	12.06	12.18
Total Return (%)[c]	1.41[d]	2.06	7.70	(.64)	1.59	2.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82[e]	1.81	1.85	2.07	2.09	2.39
Ratio of net expenses to average net assets	1.80[e]	1.70	1.50	1.50	1.64	1.70
Ratio of net investment income to average net assets	1.51[e]	1.59	2.11	2.00	.90	.35
Portfolio Turnover Rate	46.82[d]	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	215	273	313	428	702	671

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

26

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.41	12.53	12.09	12.27	12.33	12.14
Investment Operations:
Investment income—net[a]	.15	.24	.32	.37	.23	.15
Net realized and unrealized gain (loss) on investments	.09	.13	.71	(.33)	.08	.27
Total from Investment Operations	.24	.37	1.03	.04	.31	.42
Distributions:
Dividends from investment income—net	(.29)	(.49)	(.59)	(.22)	(.37)	(.21)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]	(.02)
Total Distributions	(.29)	(.49)	(.59)	(.22)	(.37)	(.23)
Net asset value, end of period	12.36	12.41	12.53	12.09	12.27	12.33
Total Return (%)	1.96[c]	3.06	8.79	.38	2.57	3.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[d]	.70	.78	1.10	1.14	1.39
Ratio of net expenses to average net assets	.79[d]	.64	.50	.50	.65	.70
Ratio of net investment income to average net assets	2.52[d]	2.01	2.63	3.03	1.91	1.35
Portfolio Turnover Rate	46.82[c]	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	41,328	27,500	9,827	2,555	3,815	1,244

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.42	12.53	12.09	12.27	12.33	12.14
Investment Operations:
Investment income—net[a]	.17	.33	.37	.33	.23	.16
Net realized and unrealized gain (loss) on investments	.08	.05	.66	(.29)	.08	.27
Total from Investment Operations	.25	.38	1.03	.04	.31	.43
Distributions:
Dividends from investment income—net	(.30)	(.49)	(.59)	(.22)	(.37)	(.22)
Dividends from net realized gain on investments	-	-	-	-	(.00)[b]	(.02)
Total Distributions	(.30)	(.49)	(.59)	(.22)	(.37)	(.24)
Net asset value, end of period	12.37	12.42	12.53	12.09	12.27	12.33
Total Return (%)	2.10[c]	3.07	8.81	.30	2.67	3.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60[d]	.62	.68	.96	.98	1.23
Ratio of net expenses to average net assets	.60[d]	.58	.50	.50	.64	.70
Ratio of net investment income to average net assets	2.71[d]	2.65	3.00	2.70	1.90	1.35
Portfolio Turnover Rate	46.82[c]	94.27	83.73	114.73	145.88	141.08
Net Assets, end of period ($ x 1,000)	93,808	104,358	106,649	64,151	40,741	34,952

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2021, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

30

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	85,286,977	-	85,286,977
Exchange-Traded Funds	4,537,473	-	-	4,537,473
Foreign Governmental	-	45,191,489	-	45,191,489
Investment Companies	3,922,301	-	-	3,922,301
U.S. Treasury Securities	-	429,611	-	429,611
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,024,738	-	1,024,738
Futures††	118,280	-	-	118,280
Options Purchased	92,630	-	-	92,630

32

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(406,830)	-	(406,830)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $1,680 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2021, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,380,172 Class Y shares representing approximately 21.0% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

34

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $1,078,516 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $426,306 of short-term capital losses and $652,210 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $4,999,441. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank

36

Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2021 was approximately $154,696 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $119,865 during the period ended April 30, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended April 30, 2021, the Distributor retained $30 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $882 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $6,110 and $294, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $1,950 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $16,670 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $48,876, Distribution Plan fees of $133, Shareholder Services Plan fees of $1,021, custodian fees of $10,000, Chief Compliance Officer fees of $5,242 and transfer agency fees of $633, which are offset against an expense reimbursement currently in effect in the amount of $18,906.

38

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2021, amounted to $66,619,775 and $68,532,875, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2021, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign

40

currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	210,910	[1,2]	Interest rate risk	-
Foreign exchange risk	1,024,738	[3]	Foreign exchange risk	(406,830)	[3]
Gross fair value of derivative contracts	1,235,648			(406,830)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	302,339		(4,204)		-		298,135
Foreign exchange	-		-		(2,974,653)		(2,974,653)
Total	302,339		(4,204)		(2,974,653)		(2,676,518)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	165,217		(3,914)		-		161,303
Foreign exchange	-		-		(495,137)		(495,137)
Total	165,217		(3,914)		(495,137)		(333,834)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

42

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	118,280	-
Options	92,630	-
Forward contracts	1,024,738	(406,830)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,235,648	(406,830)
Derivatives not subject to
Master Agreements	(210,910)	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,024,738	(406,830)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
HSBC	53,032		(53,032)	-		-
J.P. Morgan Securities	36,048		(1,068)	-		34,980
RBS Securities	11,885		(1,209)	-		10,676
State Street Bank and Trust Company	914,827		(164,402)	(310,000)		440,425
UBS Securities	8,946		(8,946)	-		-
Total	1,024,738		(228,657)	(310,000)		486,081

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets	(97,210)		-	-		(97,210)
Citigroup	(46,081)		-	-		(46,081)
HSBC	(55,846)		53,032	-		(2,814)
J.P. Morgan Securities	(1,068)		1,068	-		-
RBS Securities	(1,209)		1,209	-		-
State Street Bank and Trust Company	(164,402)		164,402	-		-
UBS Securities	(41,014)		8,946	-		(32,068)
Total	(406,830)		228,657	-		(178,173)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Interest rate futures	11,772,670
Interest rate options contracts	27,367
Forward contracts	119,168,804

At April 30, 2021, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $5,005,205, consisting of $7,428,914 gross unrealized appreciation and $2,423,709 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

44

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative credit focus funds selected by Broadridge as

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative credit focus funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods except the five-year period when it was below the Performance Group median. The Board also considered that the fund’s yield performance was above the Performance Group median for four of the nine one-year periods and above the Performance Universe medians for six of the nine one-year periods ended December 31st. The Board considered the relative proximity of the fund’s yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the nine calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee (lowest in the Expense Group and the Expense Universe) and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses (lowest in the Expense Group).

46

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Subadviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

48

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

49

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6298SA0421

BNY Mellon Global Real Return Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by portfolio managers Suzanne Hutchins, Aron Pataki and Andrew Warwick of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Global Real Return Fund’s Class A shares produced a total return of 11.09%, Class C shares returned 10.71%, Class I shares returned 11.20% and Class Y shares returned 11.33%.1 In comparison, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD One-Month LIBOR, produced total returns of 0.03% and 0.07%, respectively, for the same period.2,3

Global markets gained ground during the reporting period amid central bank policies that supported investor confidence, rising rates, the implementation of a COVID-19 vaccine rollout and impending economic reopening. The fund outperformed its performance baseline benchmark, largely due to its positioning within the return-seeking core.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Stimulus and Optimism Support Equity Rally

Global stock markets made further headway, bolstered by improving economic data and evidence that vaccination programs were successfully paving the way towards full economic reopening. With reflation underway, helped by generous levels of monetary and fiscal accommodation, investors began to anticipate a dialing back of the exceptional levels of stimulus witnessed over the past 12 months. This resulted in a significant move in U.S. Treasury yields in the first quarter of 2021, which saw the largest rise in absolute terms since the fourth quarter of 2016. The upward trend began at the very start of the year as the outcome of the Georgia Senate runoffs resulted in the Democrats gaining control of both houses of Congress under the new Biden administration. The rise in bond yields was closely correlated with the marked outperformance of financials and energy stocks, as well as other, more economically sensitive areas of the market. In contrast, those sectors, such as technology that had benefited from a combination of the stay-at-home economy and deeply negative real yields, relinquished some of their earlier gains. A noteworthy development over the first quarter of 2021 was a strengthening of the U.S. dollar as the U.S. vaccination program gathered pace and markets moved to price in potential interest-rate rises from the Federal Reserve, thanks to abundant, fresh fiscal stimulus.

Return-Seeking Core Boosts Fund Performance

The return-seeking core was responsible for the gains with the portfolio benefiting considerably from the robust performance of global equities. Perhaps unsurprisingly, given the sharp market rotation, it was the more economically sensitive stocks that featured among the top performers: Volkswagen, Goldman Sachs Group and hardware and equipment manufacturer ASML Holding led the gainers. Elsewhere within the core, synthetic exposure, including to small and mid-capitalization indices, was accretive to returns as these areas of the market played catch-up, having lagged in the earlier stages of the pandemic. Alternatives also benefited returns, notably our property holding, Brixmor Property Group, which saw a bounce-back in activity as the economy reopened. Finally, corporate bonds helped returns, buoyed by the more risk-on tone in markets.

Among our equity holdings, longer-duration, growth names New Oriental Education & Technology Group, ADR and Alibaba Group Holding ADR were affected by a rotation into more cyclical areas of the market as well as concerns about greater regulatory scrutiny related to continuing tensions between the U.S. and China. However, the main detractor was the stabilizing layer of the portfolio, in particular the direct equity protection through a combination of short futures and put options, which weighed on performance in the context of equity-market strength. Given the sharp rise in real yields in the latter half of the period under review, the portfolio’s exposure to 10-year U.S. Treasury futures, albeit declining in importance over the quarter, also detracted. Gold traced a less glittering path, giving back some of its stellar performance witnessed in the aftermath of the pandemic. While industrial commodities have surged ahead, anticipating a full-blown recovery, gold has been left behind, although we continue to maintain a position as a hedge against monetary debasement, as well as serving as an insurance policy against tail-risk events.

Positioned for a Changing Environment

Despite the continuing drag on commerce and trade from current pandemic-related restrictions, macroeconomic conditions remain consistent with a reflation of global markets. After a strong end to 2020, the start of 2021 has been testament to the different forces at play in markets, with high growth and stimulus counterbalanced by higher yields and a rise in inflation expectations. However, in contrast to the period after the global financial crisis, developed markets have healthy banking systems, while household balance sheets are generally strong and are poised for a robust rebound in consumption once COVID-19 is brought under control. While rising bond yields may temporarily unsettle markets, we would interpret their upward trend as an indication that we are moving to an environment of expanding nominal income and improving corporate profits. With this in mind, we remain vigilant to capture opportunities afforded to us by temporary market turbulence. Moreover, we have the flexibility to structure the portfolio to avoid those areas that are likely to struggle as the regime change toward a more inflationary backdrop gathers pace. As always, we remain cognizant of potential tail risks that investors need to consider, including policy tightening, over-optimistic market sentiment readings, and geopolitical tensions.

The portfolio reflects our constructive positioning. Indeed, the size of the return-seeking core was increased over the period under review, notably by adding to our global equity exposure. We continue to have a broadly diversified return-seeking core, increasingly enriched by other sources

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

of return such as alternatives, which provide returns less correlated to traditional assets. The most substantial change to the stabilizing layer has been the sale of both our physical government bonds and long bond futures on U.S. Treasuries, reflecting the changing backdrop where expectations of a synchronized economic recovery, coupled with rising inflation expectations, have amounted to something of a regime change, causing real yields to rise. Similarly, the position in gold was reduced as the precious metal may struggle in a more pro-cyclical environment. We continue to have significant protection in the form of out-of-the money put options, which should cushion the portfolio in the event of a tail-risk scenario, as we are cognizant that risks to our base case do exist, and we are mindful of the strategy’s capital preservation role in client portfolios.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. The fund is not managed to a benchmark index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, swap agreements and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage, and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.81	$9.87	$4.71	$4.19
Ending value (after expenses)	$1,110.90	$1,107.10	$1,112.00	$1,113.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.56	$9.44	$4.51	$4.01
Ending value (after expenses)	$1,019.29	$1,015.42	$1,020.33	$1,020.83
†

Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 1.89% for Class C, .90% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 16.4%
Colombia - .6%
Colombia, Bonds	COP	7.50	8/26/2026	68,967,900,000		19,927,685
France - .5%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000	[b]	6,038,938
Altice France, Sr. Scd. Notes		7.38	5/1/2026	10,108,000	[c]	10,492,609
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	500,000	[c]	517,813
					17,049,360
Germany - .5%
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	6,500,000	[d]	8,564,352
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	5,300,000	[d]	6,687,112
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		3,439,303
					18,690,767
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,181,634
Indonesia - .9%
Indonesia, Bonds, Ser. FR72	IDR	8.25	5/15/2036	388,362,000,000		29,609,343
Italy - .8%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	9,506,000	[c,d]	10,836,840
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[d]	6,302,813
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[d]	9,954,668
					27,094,321
Jersey - .2%
CPUK Finance, Scd. Bonds	GBP	4.25	8/28/2022	3,847,396	[b]	5,366,368
Luxembourg - .2%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		8,243,960
Mexico - 2.1%
Mexican, Bonds, Ser. M30	MXN	10.00	11/20/2036	207,422,000		12,732,229
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	788,494,800		41,345,652
Sigma Alimentos, Gtd. Notes		4.13	5/2/2026	13,823,000		15,011,571
					69,089,452
Netherlands - 3.3%
BNP Paribas Issuance, Bank Gtd., Ser. 000F		0.00	11/18/2021	87,561,000	[e]	89,642,495
ING Groep, Jr. Sub. Bonds		4.88	5/16/2029	3,946,000	[d]	4,052,293
Telefonica Europe, Gtd. Bonds, Ser. NC5	EUR	3.00	12/4/2023	9,700,000	[d]	12,020,193
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		4,338,700
					110,053,681

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 16.4% (continued)
New Zealand - .2%
New Zealand, Bonds, Ser. 0940	NZD	2.54	9/20/2040	5,751,000		5,671,310
Spain - 1.0%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[d]	7,747,083
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[d]	9,476,072
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[d]	9,736,382
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[d]	6,645,501
					33,605,038
United Kingdom - 4.6%
Barclays Bank, Structured Notes		0.00	8/13/2021	61,343,300	[e]	66,221,135
Barclays Bank, Structured Notes		0.00	8/16/2021	60,990,700	[e]	67,735,845
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[b,d]	11,331,286
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	74,000		106,915
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		10,515,037
					155,910,218
United States - 1.4%
Ball, Gtd. Notes		2.88	8/15/2030	6,402,000		6,191,118
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	6,249,000	[c]	6,456,779
Laureate Education, Gtd. Notes		8.25	5/1/2025	8,049,000	[c]	8,405,289
Sprint, Gtd. Notes		7.13	6/15/2024	3,786,000		4,377,070
Sprint Capital, Gtd. Notes		8.75	3/15/2032	4,597,000		6,821,833
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	6,524,000		6,574,920
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	8,151,000		8,230,065
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[b,c]	1,271,699
					48,328,773
Total Bonds and Notes (cost $522,764,820)				550,821,910
Description				Shares		Value ($)
Common Stocks - 57.2%
Australia - .8%
Newcrest Mining				443,397		8,999,317
The Star Entertainment Group				5,497,313	[f]	16,873,263
					25,872,580
Canada - .3%
Barrick Gold				280,011	[b]	5,950,234
Wheaton Precious Metals				87,831		3,643,577
					9,593,811
China - 4.0%
Alibaba Group Holding				781,869	[f]	22,586,291
Flat Glass Group, Cl. H				2,100,000	[b]	6,449,104

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 57.2% (continued)
China - 4.0% (continued)
LONGi Green Energy Technology, CI. A	860,592	[f]	13,110,375
Meituan, Cl. B	294,655	[c,f]	11,218,962
NARI Technology, Cl. A	1,443,367	[f]	7,118,381
New Oriental Education & Technology Group, ADR	1,331,130	[f]	20,313,044
Ping An Insurance Group Company of China, Cl. H	1,365,500		14,919,402
Tencent Holdings	265,695		21,248,442
Tencent Music Entertainment Group, ADR	956,512	[f]	16,662,439
		133,626,440
Denmark - 1.3%
Novozymes, Cl. B	257,399		18,309,875
Orsted	172,588	[c]	25,094,900
		43,404,775
France - 3.1%
Air Liquide	88,255		14,864,831
Bureau Veritas	576,139		17,231,958
Legrand	173,964		16,937,042
L'Oreal	60,742		24,946,155
LVMH	40,849		30,745,039
		104,725,025
Germany - 2.5%
Bayer	472,175		30,544,429
Continental	208,683		28,266,031
RWE	639,754		24,241,052
		83,051,512
Guernsey - .2%
Amedeo Air Four Plus	2,671,187		885,230
Cordiant Digital Infrastructure	671,702	[f]	25,511
Cordiant Digital Infrastructure	5,373,619	[c,f]	7,530,770
		8,441,511
Hong Kong - 2.2%
AIA Group	3,768,200		47,902,750
Link REIT	2,685,500		25,375,751
		73,278,501
India - .7%
Housing Development Finance	714,515	[f]	23,316,956
Ireland - 3.2%
Accenture, Cl. A	94,767		27,479,587
Kerry Group, Cl. A	105,233		13,637,401
Medtronic	261,700		34,261,764

Description	Shares		Value ($)
Common Stocks - 57.2% (continued)
Ireland - 3.2% (continued)
Ryanair Holdings, ADR	274,407	[f]	32,064,458
		107,443,210
Japan - .7%
Suzuki Motor	382,200		14,519,066
Toyota Industries	97,700		7,825,575
		22,344,641
Netherlands - 1.0%
ASML Holding	54,215		35,296,996
South Korea - .7%
Samsung SDI	42,081		24,553,702
Switzerland - 3.9%
Alcon	324,718		24,375,289
Lonza Group	29,933	[f]	19,047,335
Novartis	198,906		16,990,245
TE Connectivity	293,013		39,401,458
Zurich Insurance Group	72,041		29,564,621
		129,378,948
Taiwan - .3%
Taiwan Semiconductor Manufacturing, ADR	83,494		9,747,090
United Kingdom - 12.7%
Anglo American	449,144		19,072,087
Associated British Foods	446,277		14,219,838
AstraZeneca	436,333		46,484,972
BAE Systems	1,734,877		12,140,655
Barratt Developments	1,697,649		18,093,518
Diageo	847,214		38,032,188
Ferguson	140,386		17,701,641
Informa	1,819,576	[f]	14,122,185
Linde	196,130		56,061,799
Octopus Renewables Infrastructure Trust	15,367,934	[b]	23,695,638
Persimmon	461,139		19,938,831
Prudential	1,955,388		41,419,521
RELX	1,029,716		26,808,957
SDCL Energy Efficiency Income Trust	16,045,089		25,262,249
Taylor Wimpey	3,911,376		9,697,520
Travis Perkins	772,425	[f]	16,410,918
Unilever	440,376		25,721,169
Wickes Group	865,511	[f]	2,987,687
		427,871,373
United States - 19.6%
Abbott Laboratories	190,781		22,908,983

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description				Shares		Value ($)
Common Stocks - 57.2% (continued)
United States - 19.6% (continued)
Alphabet, Cl. A				14,285	[f]	33,619,748
Amazon.com				9,352	[f]	32,427,312
Brixmor Property Group				1,096,822	[g]	24,503,004
Citigroup				404,990		28,851,488
CME Group				204,453		41,297,461
ConocoPhillips				781,063		39,943,562
Dominion Energy				215,308		17,203,109
Ecolab				136,005		30,481,441
Eversource Energy				156,873		13,525,590
Fidelity National Information Services				161,380		24,675,002
JPMorgan Chase & Co.				210,261		32,340,244
Lockheed Martin				35,779		13,616,056
Mastercard, Cl. A				70,799		27,049,466
Microsoft				137,294		34,622,801
Newmont				57,850		3,610,419
NIKE, Cl. B				151,315		20,067,395
Norfolk Southern				92,106		25,719,679
Otis Worldwide				463,094		36,061,130
salesforce.com				60,204	[f]	13,866,185
Texas Instruments				218,135		39,375,549
The Goldman Sachs Group				79,818		27,812,582
The Home Depot				101,715		32,922,094
The Sherwin-Williams Company				82,137		22,494,860
Thermo Fisher Scientific				43,283		20,352,965
					659,348,125
Total Common Stocks (cost $1,457,506,963)				1,921,295,196
Description /Number of Contracts	Exercise Price		Expiration Date	Principal Amount ($)	[a]
Options Purchased - 1.4%
Call Options - .2%
Nasdaq 100 Stock Index, Contracts 65		12,750	5/21/2021	72,675,000		7,531,875
Put Options - 1.2%
S&P 500 Index, Contracts 1,780		3,500	12/17/2021	623,000,000		15,966,600
S&P 500 Index, Contracts 1,985		3,300	9/17/2021	654,060,000		7,233,340
Euro Stoxx 50 Price EUR, Contracts 10,836	EUR	3,800	9/17/2021	411,768,000		16,453,835
					39,653,775
Total Options Purchased (cost $70,313,185)				47,185,650

Description	Coupon Rate (%)	Principal Amount ($)	[a]	Value ($)
Preferred Stocks - 1.3%
Germany - 1.3%
Volkswagen (cost $28,113,956)	2.30	164,618	[f]	42,987,799
		Shares
Exchange-Traded Funds - 5.4%
United States - 5.4%
Graniteshares Gold Trust		1,621,522	[f,h]	28,506,357
iShares Gold Trust		2,311,739	[f,h]	38,952,802
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF		870,000		23,046,300
SPDR Gold MiniShares Trust		3,095,368	[f,h]	54,478,477
SPDR Gold Shares		30,570	[f,h]	5,064,226
U.S. Copper Index Fund		370,235	[f,h]	10,155,546
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF		635,000		19,754,850
Total Exchange-Traded Funds (cost $165,776,082)		179,958,558
	1-Day Yield (%)
Investment Companies - 15.2%
Closed-end Investment Companies - 5.3%
BBGI Global Infrastructure		5,358,752		13,276,080
Greencoat UK Wind		17,551,603		32,625,187
JLEN Environmental Assets Group		4,341,058		6,594,140
Riverstone Credit Opportunities Income		3,871,998		3,368,638
The Aquila European Renewables Income Fund		19,049,880	[i]	24,161,039
The BioPharma Credit Fund		19,756,560	[b]	19,203,837
The Gresham House Energy Storage Fund		8,378,876		13,480,618
The Hipgnosis Songs Fund		11,198,529		18,930,487
The Renewables Infrastructure Group		18,605,023		32,318,694
US Solar Fund		12,016,238	[i]	12,281,210
			176,239,930
Registered Investment Companies - 9.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.05	333,195,865	[j]	333,195,865
Total Investment Companies (cost $498,006,260)		509,435,795

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $20,330,428)	0.01	20,330,428	[j] 20,330,428
Total Investments (cost $2,762,811,694)		97.5%	3,272,015,336
Cash and Receivables (Net)		2.5%	83,709,506
Net Assets		100.0%	3,355,724,842

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At April 30, 2021, the value of the fund’s securities on loan was $24,645,704 and the value of the collateral was $26,091,249, consisting of cash collateral of $20,330,428 and U.S. Government & Agency securities valued at $5,760,821.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $81,825,661 or 2.44% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h These securities are wholly-owned by the Subsidiary referenced in Note 1.

i Investment in non-controlled affiliates (cost $34,369,195).

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	21.2
Banks	11.2
Health Care	6.4
Diversified Financials	5.2
Chemicals	4.2
Insurance	3.5
Internet Software & Services	3.5
Foreign Governmental	3.3
Consumer Discretionary	3.1
Semiconductors & Semiconductor Equipment	3.0
Information Technology	2.8
Automobiles & Components	2.8
Telecommunication Services	2.7
Utilities	2.4
Commercial & Professional Services	2.2
Electronic Components	1.9
Energy	1.6
Consumer Durables & Apparel	1.5
Consumer Staples	1.5
Real Estate	1.5
Industrial	1.4
Options Purchased	1.4
Food Products	1.3
Metals & Mining	1.2
Beverage Products	1.1
Retailing	1.1
Airlines	1.0
Technology Hardware & Equipment	.8
Aerospace & Defense	.8
Transportation	.8
Media	.7
Advertising	.2
Materials	.2
97.5

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	166,110,617	1,180,064,334	(1,012,979,086)	333,195,865	9.9	62,907
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	11,929,337	1,189,696	(13,119,033)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	79,599,591	(59,269,163)	20,330,428.6		59,905†††
Total	178,039,954	1,260,853,621	(1,085,367,282)	353,526,293	10.5	122,812

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred GovernmentPlus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities to consolidated financial statements.

See notes to consolidated financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities at April 30, 2021. Investments in affiliated companies during the period ended April 30, 2021 were as follows:

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Net Realized Gain (Loss)($)
The Aquila European Renewables Income Fund	23,622,429	-	(714,130)	39,338
US Solar Fund	11,866,035	-	-	-
Total	35,488,864	-	(714,130)	39,338

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 4/30/21($)	Net Assets(%)	Dividends/ Distributions($)
The Aquila European Renewables Income Fund	1,213,002	24,161,039.7		294,802
US Solar Fund	415,175	12,281,210.4		120,162
Total	1,628,177	36,442,249.11		414,964

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF FUTURES
April 30, 2021 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
FTSE 250 Index	535	6/18/2021	31,626,417[a]	33,206,664	1,580,247
Gross Unrealized Appreciation				1,580,247

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
April 30, 2021 (Unaudited)

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Nasdaq 100 Stock Index, Contracts 129	13,500	5/21/2021	174,150,000		(6,611,250)
Put Options:
S&P 500 Index, Contracts 1,780	3,200	12/17/2021	569,600,000		(10,057,000)
Euro Stoxx 50 Price EUR, Contracts 10,836	3,500	9/17/2021	379,260,000	EUR	(8,715,452)
Total Options Written (premiums received $39,878,253)					(25,383,702)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Swiss Franc	11,789,066	United States Dollar	12,745,712	5/11/2021	166,666
Euro	2,399,742	United States Dollar	2,878,667	7/13/2021	10,891
United States Dollar	2,858,971	Euro	2,401,346	7/13/2021	(32,518)
CIBC World Markets Corp.
United States Dollar	4,353,811	Hong Kong Dollar	33,831,509	5/11/2021	(1,721)
Citigroup
Hungarian Forint	7,466,498,943	United States Dollar	25,283,716	5/11/2021	(350,857)
United States Dollar	36,705,648	Danish Krone	229,281,205	6/17/2021	(393,694)
Euro	178,581	United States Dollar	216,589	7/13/2021	(1,557)
J.P. Morgan Securities
Euro	5,349,209	United States Dollar	6,453,921	7/13/2021	(12,876)
Swiss Franc	3,354,877	United States Dollar	3,732,616	5/11/2021	(58,072)
United States Dollar	9,491,389	Indian Rupee	702,676,000	6/17/2021	76,588
RBS Securities
United States Dollar	100,281,195	Hong Kong Dollar	777,314,639	5/11/2021	208,245
Euro	5,201,774	United States Dollar	6,240,314	7/13/2021	23,204
United States Dollar	366,707	Euro	305,940	7/13/2021	(1,679)
British Pound	2,711,354	United States Dollar	3,759,737	7/13/2021	(14,441)
State Street Bank and Trust Company
United States Dollar	27,467,060	Indonesian Rupiah	400,881,745,000	6/17/2021	(160,332)
Euro	8,747,216	United States Dollar	10,485,097	7/13/2021	47,529
United States Dollar	465,532,142	Euro	391,098,879	7/13/2021	(5,394,646)
United States Dollar	444,812,640	British Pound	323,257,521	7/13/2021	(1,715,174)
Swiss Franc	387,867	United States Dollar	416,329	5/11/2021	8,495
United States Dollar	99,478,838	Swiss Franc	88,335,239	5/11/2021	2,726,642

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
Indian Rupee	2,513,985,746	United States Dollar	33,457,000	6/17/2021	226,625
UBS Securities
Hong Kong Dollar	28,572,521	United States Dollar	3,685,439	5/11/2021	(6,959)
United States Dollar	4,905,163	Hong Kong Dollar	38,108,153	5/11/2021	(952)
British Pound	666,075	United States Dollar	925,831	7/13/2021	(5,756)
Swiss Franc	2,458,143	United States Dollar	2,694,033	5/4/2021	(2,137)
Swiss Franc	936,533	United States Dollar	1,024,765	5/11/2021	1,005
United States Dollar	2,694,499	Swiss Franc	2,458,143	5/11/2021	2,134
Euro	5,810,684	United States Dollar	6,968,706	7/13/2021	28,007
Gross Unrealized Appreciation					3,526,031
Gross Unrealized Depreciation					(8,153,371)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $24,645,704)—Note 1(c):
Unaffiliated issuers	2,374,916,206	2,882,046,794
Affiliated issuers	387,895,488	389,968,542
Cash		3,599,339
Cash collateral held by broker—Note 4		102,765,270
Receivable for shares of Common Stock subscribed		14,656,668
Receivable for investment securities sold		13,855,063
Dividends, interest and securities lending income receivable		10,867,074
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,526,031
Tax reclaim receivable—Note 1(b)		2,717,658
Receivable for futures variation margin—Note 4		170,677
Prepaid expenses		163,378
		3,424,336,494
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,258,344
Cash overdraft due to Custodian denominated in foreign currency	480	475
Outstanding options written, at value (premiums received $39,878,253)—Note 4		25,383,702
Liability for securities on loan—Note 1(c)		20,330,428
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		8,153,371
Payable for investment securities purchased		6,495,594
Payable for shares of Common Stock redeemed		5,470,170
Foreign capital gains tax payable—Note 1(b)		132,484
Directors’ fees and expenses payable		35,041
Other accrued expenses		352,043
		68,611,652
Net Assets ($)		3,355,724,842
Composition of Net Assets ($):
Paid-in capital		2,927,984,720
Total distributable earnings (loss)		427,740,122
Net Assets ($)		3,355,724,842

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,474,523	33,312,853	2,310,760,850	950,176,616
Shares Outstanding	3,598,032	2,008,192	134,848,365	55,359,300
Net Asset Value Per Share ($)	17.09	16.59	17.14	17.16

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATION
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $863,685 foreign taxes withheld at source):
Unaffiliated issuers	21,816,276
Affiliated issuers	477,871
Interest (net of $195,136 foreign taxes withheld at source)	9,274,309
Income from securities lending—Note 1(c)	59,905
Total Income	31,628,361
Expenses:
Management fee—Note 3(a)	11,808,533
Shareholder servicing costs—Note 3(c)	1,183,088
Subsidiary management fee—Note 3(a)	992,177
Custodian fees—Note 3(c)	182,889
Professional fees	170,524
Distribution fees—Note 3(b)	114,484
Prospectus and shareholders’ reports	110,783
Registration fees	110,451
Directors’ fees and expenses—Note 3(d)	106,941
Loan commitment fees—Note 2	45,183
Chief Compliance Officer fees—Note 3(c)	7,766
Miscellaneous	66,337
Total Expenses	14,899,156
Less—reduction in expenses due to undertaking—Note 3(a)	(992,177)
Net Expenses	13,906,979
Investment Income—Net	17,721,382
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	147,783,658
Affiliated issuers	39,338
Net realized gain (loss) on options transactions	(21,552,085)
Net realized gain (loss) on futures	(17,690,258)
Net realized gain (loss) on forward foreign currency exchange contracts	(23,748,566)
Net Realized Gain (Loss)	84,832,087
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	258,427,653
Affiliated issuers	1,628,177
Net change in unrealized appreciation (depreciation) on options transactions	(11,204,886)
Net change in unrealized appreciation (depreciation) on futures	(9,442,871)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(10,486,661)
Net Change in Unrealized Appreciation (Depreciation)	228,921,412
Net Realized and Unrealized Gain (Loss) on Investments	313,753,499
Net Increase in Net Assets Resulting from Operations	331,474,881

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	17,721,382	40,253,690
Net realized gain (loss) on investments	84,832,087	(39,837,106)
Net change in unrealized appreciation (depreciation) on investments	228,921,412	87,421,054
Net Increase (Decrease) in Net Assets Resulting from Operations	331,474,881	87,837,638
Distributions ($):
Distributions to shareholders:
Class A	(561,895)	(827,874)
Class C	(154,628)	(399,635)
Class I	(30,566,690)	(38,698,098)
Class Y	(13,223,639)	(30,081,580)
Total Distributions	(44,506,852)	(70,007,187)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	22,005,032	21,789,512
Class C	5,619,290	6,542,042
Class I	664,949,344	1,111,948,733
Class Y	132,345,697	185,422,581
Distributions reinvested:
Class A	539,652	744,385
Class C	126,789	331,035
Class I	28,393,092	36,636,497
Class Y	6,310,075	17,674,049
Cost of shares redeemed:
Class A	(6,480,736)	(17,544,407)
Class C	(3,144,499)	(7,001,574)
Class I	(516,914,634)	(775,625,491)
Class Y	(150,448,403)	(597,200,783)
Increase (Decrease) in Net Assets from Capital Stock Transactions	183,300,699	(16,283,421)
Total Increase (Decrease) in Net Assets	470,268,728	1,547,030
Net Assets ($):
Beginning of Period	2,885,456,114	2,883,909,084
End of Period	3,355,724,842	2,885,456,114

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,323,572	1,414,797
Shares issued for distributions reinvested	32,667	48,716
Shares redeemed	(389,113)	(1,163,981)
Net Increase (Decrease) in Shares Outstanding	967,126	299,532
Class Ca
Shares sold	347,175	440,063
Shares issued for distributions reinvested	7,885	22,232
Shares redeemed	(194,210)	(483,379)
Net Increase (Decrease) in Shares Outstanding	160,850	(21,084)
Class Ib
Shares sold	39,847,006	72,867,315
Shares issued for distributions reinvested	1,715,595	2,392,978
Shares redeemed	(30,894,571)	(52,277,731)
Net Increase (Decrease) in Shares Outstanding	10,668,030	22,982,562
Class Yb
Shares sold	7,932,733	12,111,223
Shares issued for distributions reinvested	380,583	1,153,659
Shares redeemed	(9,061,298)	(38,676,481)
Net Increase (Decrease) in Shares Outstanding	(747,982)	(25,411,599)

[a]	During the period ended April 30, 2021, 84 Class C shares representing $1,357 were automatically converted to 82 Class A shares.
[b]

During the period ended April 30, 2021, 647 Class Y shares representing $10,623 were exchanged for 650 Class A shares and 445,916 Class Y shares representing $7,461,838 were exchanged for 446,651 Class I shares. During the period ended October 31, 2020, 67,249 Class A shares representing $1,027,572 were exchanged for 66,899 Class Y shares and 846,764 Class Y shares representing $12,738,422 were exchanged for 847,747 Class I shares.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.56	15.37	14.32	14.39	14.72	14.61
Investment Operations:
Investment income—net[a]	.08	.17	.23	.22	.15	.17
Net realized and unrealized gain (loss) on investments	1.65	.35	1.29	(.23)	(.09)	.51
Total from Investment Operations	1.73	.52	1.52	(.01)	.06	.68
Distributions:
Dividends from investment income—net	(.20)	(.33)	(.47)	(.06)	(.39)	(.57)
Net asset value, end of period	17.09	15.56	15.37	14.32	14.39	14.72
Total Return (%)[b]	11.09[c]	3.42	10.97	(.05)	.47	4.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[d]	1.21	1.12	1.13	1.17	1.16
Ratio of net expenses to average net assets	1.11[d]	1.12	1.11	1.13	1.15	1.15
Ratio of net investment income to average net assets	.94[d]	1.11	1.59	1.55	1.09	1.15
Portfolio Turnover Rate	41.49[c]	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	61,475	40,929	35,843	26,380	41,008	157,624

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

Six Months Ended
	April 30, 2021	Year Ended October 31,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.06	14.89	13.87	13.99	14.34	14.26
Investment Operations:
Investment income—net[a]	.01	.05	.12	.11	.08	.06
Net realized and unrealized gain (loss) on investments	1.60	.33	1.26	(.23)	(.12)	.50
Total from Investment Operations	1.61	.38	1.38	(.12)	(.04)	.56
Distributions:
Dividends from investment income—net	(.08)	(.21)	(.36)	-	(.31)	(.48)
Net asset value, end of period	16.59	15.06	14.89	13.87	13.99	14.34
Total Return (%)[b]	10.71[c]	2.57	10.17	(.86)	(.23)	4.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.95[d]	1.99	1.91	1.90	1.92	1.90
Ratio of net expenses to average net assets	1.89[d]	1.90	1.90	1.89	1.90	1.90
Ratio of net investment income to average net assets	.12[d]	.34	.84	.82	.58	.44
Portfolio Turnover Rate	41.49[c]	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	33,313	27,814	27,817	27,739	34,240	35,861

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2021		Year Ended October 31,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.62	15.42	14.36	14.47	14.78	14.68
Investment Operations:
Investment income—net[a]	.09	.20	.27	.26	.23	.20
Net realized and unrealized gain (loss) on investments	1.66	.36	1.30	(.24)	(.13)	.52
Total from Investment Operations	1.75	.56	1.57	.02	.10	.72
Distributions:
Dividends from investment income—net	(.23)	(.36)	(.51)	(.13)	(.41)	(.62)
Net asset value, end of period	17.14	15.62	15.42	14.36	14.47	14.78
Total Return (%)	11.20[b]	3.65	11.28	.11	.82	5.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	1.00	.92	.90	.90	.88
Ratio of net expenses to average net assets	.90[c]	.90	.90	.90	.90	.88
Ratio of net investment income to average net assets	1.11[c]	1.34	1.82	1.81	1.61	1.36
Portfolio Turnover Rate	41.49[b]	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	2,310,761	1,939,181	1,560,814	688,369	701,598	509,712

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to consolidated financial statements.

Six Months Ended
April 30, 2021		Year Ended October 31,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.64	15.45	14.39	14.49	14.79	14.69
Investment Operations:
Investment income—net[a]	.10	.22	.29	.28	.24	.22
Net realized and unrealized gain (loss) on investments	1.66	.34	1.29	(.25)	(.12)	.51
Total from Investment Operations	1.76	.56	1.58	.03	.12	.73
Distributions:
Dividends from investment income—net	(.24)	(.37)	(.52)	(.13)	(.42)	(.63)
Net asset value, end of period	17.16	15.64	15.45	14.39	14.49	14.79
Total Return (%)	11.33[b]	3.66	11.36	.24	.92	5.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.89	.81	.80	.82	.81
Ratio of net expenses to average net assets	.80[c]	.81	.80	.80	.82	.81
Ratio of net investment income to average net assets	1.21[c]	1.44	1.92	1.92	1.67	1.53
Portfolio Turnover Rate	41.49[b]	91.18	99.45	85.64	79.00	57.17
Net Assets, end of period ($ x 1,000)	950,177	877,533	1,259,436	803,690	789,983	707,727

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2021:

Subsidiary Activity
Consolidated fund Net Assets ($)	3,355,724,842
Subsidiary Percentage of fund Net Assets	4.19%
Subsidiary Financial Statement Information ($)
Total assets	140,758,247
Total liabilities	103,941
Net assets	140,654,306
Total income	-
Total expenses	1,009,239
Investment (loss)—net	(1,009,239)
Net realized gain (loss)	8,181,194
Net change in unrealized appreciation (depreciation)	(35,825,411)
Net increase (decrease) in net assets resulting from operations	(28,653,456)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (205 million shares authorized) and Class Y (205 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	439,354,057		-	439,354,057
Equity Securities - Common Stocks	907,946,773	1,013,348,423	††	-	1,921,295,196
Equity Securities - Preferred Stocks	-	42,987,799	††	-	42,987,799
Exchange-Traded Funds	179,958,558	-		-	179,958,558
Foreign Governmental	-	111,467,853		-	111,467,853

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Investment Companies	356,894,931	172,871,292	††	-	529,766,223
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	3,526,031		-	3,526,031
Futures†††	1,580,247	-		-	1,580,247
Options Purchased	47,185,650	-		-	47,185,650
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(8,153,371)		-	(8,153,371)
Options Written	(25,383,702)	-		-	(25,383,702)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2021, The Bank of New York Mellon earned $8,056 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $127,895,136 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. If not applied, the fund has $80,138,908 of short-term capital losses and $47,756,228 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $70,007,187. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $992,177 during the period ended April 30, 2021.

The Adviser has also contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. During the period ended April 30, 2021, there were no reduction in expense pursuant to the undertaking.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2021, the Distributor retained $7,470 from commissions earned on sales of the fund’s Class A shares and $594 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $114,484 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A and Class C shares were charged $64,457 and $38,162, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $8,291 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $182,889 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $2,048,243, Subsidiary management fee of $85,920, Distribution Plan fees of $20,099, Shareholder Services Plan fees of $19,237, custodian fees of $162,783, Chief Compliance Officer fees of $5,242 and transfer agency fees of $2,740, which are offset against an expense reimbursement currently in effect in the amount of $85,920.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2021, amounted to $1,262,867,291 and $1,508,044,035, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2021 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest risk or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at April 30, 2021 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2021 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	48,765,897	[1,2]	Equity risk	(25,383,702)	[3]
Foreign exchange risk	3,526,031	[4]	Foreign exchange risk	(8,153,371)	[4]
Gross fair value of derivative contracts	52,291,928			(33,537,073)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2021 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(19,536,196)		(419,370)		-		(19,955,566)
Equity	1,845,938		(21,132,715)		-		(19,286,777)
Foreign exchange	-		-		(23,748,566)		(23,748,566)
Total	(17,690,258)		(21,552,085)		(23,748,566)		(62,990,909)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	5,254,181		175,380		-		5,429,561
Equity	(14,697,052)		(11,380,266)		-		(26,077,318)
Foreign exchange	-		-		(10,486,661)		(10,486,661)
Total	(9,442,871)		(11,204,886)		(10,486,661)		(31,134,418)

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,580,247	-
Options	47,185,650	(25,383,702)
Forward contracts	3,526,031	(8,153,371)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	52,291,928	(33,537,073)
Derivatives not subject to
Master Agreements	(48,765,897)	25,383,702
Total gross amount of assets
and liabilities subject to
Master Agreements	3,526,031	(8,153,371)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	177,557		(32,518)	-		145,039
J.P. Morgan Securities	76,588		(70,948)	(5,640)		-
RBS Securities	231,449		(16,120)	(215,329)		-
State Street Bank and Trust Company	3,009,291		(3,009,291)	-		-
UBS Securities	31,146		(15,804)	-		15,342
Total	3,526,031		(3,144,681)	(220,969)		160,381

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(32,518)		32,518	-		-
CIBC World Markets	(1,721)		-	1,721		-
Citigroup	(746,108)		-	746,108		-
J.P. Morgan Securities	(70,948)		70,948	-		-
RBS Securities	(16,120)		16,120	-		-
State Street Bank and Trust Company	(7,270,152)		3,009,291	4,260,861		-
UBS Securities	(15,804)		15,804	-		-
Total	(8,153,371)		3,144,681	5,008,690		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
[2] In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Equity futures	182,748,373
Equity options contracts	64,286,561
Interest rate futures	427,651,820
Interest rate options contracts	180,036
Forward contracts	1,393,436,594

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $520,651,100, consisting of

$582,082,014 gross unrealized appreciation and $61,430,914 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The Subsidiary has the same investment objective, investment adviser and sub-investmentadviser as the fund, although the Subsidiary’s agreements with the Adviser and the Subadviser are not subject to approval by the Board. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional absolute return funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional absolute return funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional absolute return funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods (ranking in the first quartile of the Performance Group and the Performance Universe for all periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees,

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets. The Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6278SA0421

BNY Mellon Sustainable Balanced Fund

SEMIANNUAL REPORT April 30, 2021

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020 through April 30, 2021, as provided by equity portfolio managers Yuko Takano and Rob Stewart of Newton Investment Management Limited, Sub-Investment Adviser, and fixed-income portfolio managers Nancy G. Rogers, CFA, and Paul Benson, CFA, of Mellon Investments Corporation.

Market and Fund Performance Overview

For the six-month period ended April 30, 2021, the BNY Mellon Sustainable Balanced Fund’s Class K shares produced a total return of 15.31% and Service shares returned 15.17%.1 In comparison the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index (NDR)/40% Bloomberg Barclays MSCI US Aggregate ESG Select Index and Bloomberg Barclays MSCI US Aggregate ESG Select Index, produced total returns of 28.29%, 15.53% and -1.79%, respectively, for the same period.2,3

Equities gained ground during the reporting period amid central bank policies that supported investor confidence, the implementation of a COVID-19 vaccine rollout and impending economic reopening. Bonds faced headwinds due to rising rates and building inflationary pressures. The fund underperformed its benchmark, the Customized Blended Index. In equities, the underperformance was primarily due to a lack of exposure to the energy sectors, as well as stock selections within the consumer discretionary and health care sectors. In fixed income, the difference in returns between the fund and the Bloomberg Barclays MSCI US Aggregate ESG Select Index was primarily the result of operating expenses that are not reflected in that Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues, and in debt securities included in the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively managed by Newton Investment Management Limited (“Newton”). Newton invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices.” When determining whether a company engages in “sustainable business practices,” Newton considers whether the company (i) engages in business practices that are, in Newton’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and (ii) takes appropriate measures to manage any material consequences or impact of its policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.), as determined through Newton’s ESG quality review. Newton also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

2

The fund’s assets allocated to debt and debt-related investments are managed by Mellon Investments Corporation (“Mellon”), using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG-Weighted Select Sector Neutral Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling” process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the Index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the Index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Stimulus, Economic Reopening and Rising Rates Influence Markets

Global equities continued to advance over the six-month review period. Risk appetite was bolstered by a series of well-received geopolitical developments, not least the relatively benign outcome of the U.S. presidential election in early November, which saw Joe Biden voted in as president. Meanwhile, following much last-minute wrangling, a Brexit deal was finally agreed between the UK and the European Union on Christmas Eve, neutralizing another major risk for financial markets. Globally, monetary policy remained highly accommodative in light of the near-term economic headwinds arising from renewed COVID-19 restrictions and was thus firmly supportive of risk assets. With COVID-19 vaccines being rolled out and reflation underway, investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed over the last 12 months, and this contributed to a sharp rise in government-bond yields during the first quarter of 2021. The nature of fiscal stimulus also continued to evolve as President Biden formally announced his long-awaited U.S.$2 trillion infrastructure program. Global equity markets continued to push higher into the end of the review period as President Biden’s plans for a capital gains tax increase on the wealthiest Americans failed to dampen sentiment against a backdrop of broadly improving economic conditions and upbeat corporate earnings.

Fixed-income markets posted a modestly negative performance during the reporting period, largely due to yield curve steepening. Yields at the longer end of the curve rose dramatically due to the strengthening economic recovery, worries about inflation and concerns about when the Federal Reserve (the “Fed”) would begin tapering its bond purchases.

Equity Returns Driven by a Lack of Energy Exposure and Security Selections

A void in energy detracted as optimism around a rapid global economic recovery boosted the commodity price backdrop. Some disappointing stock selection in consumer discretionary and health care also weighed on relative returns. Alibaba Group Holding fell as the listing of Ant Group was suspended amid growing regulatory scrutiny of the company’s ecosystem. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

overhang of an ongoing antitrust investigation into the company’s practices continued to hamper investor sentiment for the remainder of the review period. Despite these headwinds, we find it difficult to envisage a scenario in which Alibaba Group Holding will not continue to be the leading e-commerce and cloud platform in China. With the defensive attributes of the utilities sector proving less alluring against a backdrop of stimulus tailwinds and improving coronavirus trends, a number of holdings in the sector weighed on relative returns as bond yields surged. These included CMS Energy, Orsted and Eversource Energy. Elsewhere, a void in Tesla also detracted.

Conversely, stock selection was particularly strong in information technology and financials. Within the former, Applied Materials performed well into the end of 2020 as quarterly revenue and earnings surpassed consensus expectations, supported by robust demand for the company’s semiconductor systems and services. Given the positive implications for sales, the stock received a further boost on news of Taiwan Semiconductor Manufacturing’s plans to increase capex to $25-$28 billion in 2021. Shares continued to perform well, aided by another strong set of results. Given the overriding strength in demand for semiconductor equipment, guidance also topped estimates with earnings momentum anticipated to continue. With its fortunes linked to an economic recovery, reopening optimism aided the banking sector. A backdrop of rising yields, perceived to be supportive of profitability, boosted Goldman Sachs Group, which also benefited from news that pandemic-induced divided restrictions were set to be relaxed by the Fed at the end of June. Results at the most recent juncture were strong, particularly from a revenue perspective.

Within fixed income, bonds generally posted weak results during the period, led by Treasuries, which make up approximately two-thirds of the Bloomberg Barclays MSCI US Aggregate ESG Select Index. Treasuries posted a loss as a result of the large run-up in yields. This rise stemmed from the increase in risk appetite that led investors into other segments of the fixed-income market and other risk assets. On the other hand, other spread sectors of the market performed relatively well. Corporate bonds outperformed Treasuries, led by the industrial sector. The commercial mortgage-backed market also posted strong excess returns. The residential mortgage-backed market outperformed Treasuries as well, helped in part by purchases from the Fed.

Maintaining a Long-Term Focus

Despite rising coronavirus infections in some regions around the globe, we remain positive on the prospects of an economic recovery led by a U.S.-driven, major stimulus package and an increasing pace of vaccinations. A key question remains the extent to which such a recovery has been built into valuations already and, as we move toward the end of the year, we anticipate that the market will need to see the beginnings of earnings progression in those more cyclically-exposed names that have performed well of late. After an initial rebound, we would question whether certain spaces will escape this crisis without impairment and/or permanent structural change. Our themes are crucial to us, in this situation, in providing a long-term guide to the most likely areas of strength.

While short-term market gyrations remain a consideration, our primary focus continues to be on those companies in which we have a strong long-term conviction. In this context, our thematic framework is able to serve as a valuable guide to our stock picking. Although we retain a particular focus on companies that have an exposure to attractive structural growth trends and possess strong, robust business models, these longer-term secular growth situations continue to be represented in the portfolio alongside businesses with more leverage to an eventual recovery.

4

In fixed income, as an index fund, we attempt to match closely the returns of the Bloomberg Barclays MSCI US Aggregate ESG Select Index by approximating its composition and credit quality.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging-Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in index.

3 Source: FactSet — The Bloomberg Barclays MSCI US Aggregate ESG Select Index is a fixed-rate, investment grade bond benchmark that follows the rules of the Bloomberg Barclays US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg Barclays US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Currencies are can decline in value relative to a local currency, or, in the case of hedged positions, the local currency will decline relative to the currency being hedged. These risks may increase fund volatility.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class K	Service Shares
Expenses paid per $1,000†	$.80	$2.13
Ending value (after expenses)	$1,153.10	$1,151.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class K	Service Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.05	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.1%
Australia - .1%
Westpac Banking, Sr. Unscd. Notes	2.00	1/13/2023	15,000	15,448
Canada - .8%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	15,000	16,220
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	10,687
Province of Alberta, Sr. Unscd. Notes	2.20	7/26/2022	20,000	20,489
Province of Ontario, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	26,756
Province of Ontario, Sr. Unscd. Notes	1.60	2/25/2031	10,000	9,708
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	20,000	19,817
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	16,043
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,382
				125,102
Colombia - .1%
Colombia, Sr. Unscd. Bonds	8.13	5/21/2024	10,000	11,938
Germany - .4%
KfW, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 10,890
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	10,000	9,860
KfW, Govt. Gtd. Notes	2.63	2/28/2024	25,000	26,588
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.00	1/13/2025	15,000	15,773
				63,111
Ireland - .1%
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	10,000	10,502
Japan - .2%
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.78	3/2/2025	25,000	27,420
Panama - .1%
Panama, Sr. Unscd. Bonds	9.38	4/1/2029	10,000	14,733
Peru - .1%
Peru, Sr. Unscd. Bonds	2.78	1/23/2031	15,000	15,049
Poland - .1%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	16,595
Supranational - .5%
Asian Development Bank, Sr. Unscd. Notes	1.50	10/18/2024	15,000	15,500
European Bank for Reconstruction & Development, Sr. Unscd. Notes	2.75	3/7/2023	10,000	10,463
European Investment Bank, Sr. Unscd. Notes	0.88	5/17/2030	10,000	9,373

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.1% (continued)
Supranational - .5% (continued)
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	10,492
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	15,000	15,590
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.13	7/1/2022	20,000	20,458
				81,876
United Kingdom - .4%
AstraZeneca, Sr. Unscd. Notes	6.45	9/15/2037	10,000	14,403
GlaxoSmithKline Capital, Gtd. Notes	2.85	5/8/2022	20,000	20,545
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000	17,276
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	10,000	12,652
				64,876
United States - 34.1%
3M, Sr. Unscd. Bonds	2.88	10/15/2027	15,000	16,205
AbbVie, Sr. Unscd. Notes	2.90	11/6/2022	5,000	5,187
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	5,000	5,349
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	5,000	6,182
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	10,000	11,843
Amazon.com, Sr. Unscd. Notes	4.80	12/5/2034	10,000	12,698
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000	27,012
American Tower, Sr. Unscd. Notes	3.50	1/31/2023	25,000	26,356
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	15,000	15,673
American Water Capital, Sr. Unscd. Notes	4.15	6/1/2049	10,000	11,719
American Water Capital, Sr. Unscd. Notes	4.20	9/1/2048	15,000	17,585
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	10,000	11,976
Apple, Sr. Unscd. Notes	3.25	2/23/2026	15,000	16,501
Becton Dickinson & Co., Sr. Unscd. Notes	2.82	5/20/2030	10,000	10,351
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000	17,265
Bristol-Myers Squibb, Sr. Unscd. Notes	3.88	8/15/2025	10,000	11,172
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	10,000	11,713
Caterpillar Financial Services, Sr. Unscd. Notes	0.95	5/13/2022	15,000	15,114
Centerpoint Energy Houston Electric, Mortgage Bonds	3.55	8/1/2042	10,000	10,877
Cigna, Gtd. Notes	4.13	11/15/2025	15,000	16,872
Cigna, Gtd. Notes	4.38	10/15/2028	15,000	17,190
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	5,000	6,909

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
Citigroup, Sr. Unscd. Notes	3.20	10/21/2026	20,000		21,708
Citigroup, Sr. Unscd. Notes	3.98	3/20/2030	10,000		11,161
Citigroup, Sr. Unscd. Notes	4.41	3/31/2031	15,000		17,177
Citigroup, Sub. Notes	4.75	5/18/2046	10,000		12,153
Commonwealth Edison, First Mortgage Bonds	3.00	3/1/2050	10,000		9,807
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	5,000		6,219
Credit Suisse USA, Gtd. Notes	7.13	7/15/2032	25,000		35,353
Crown Castle International, Sr. Unscd. Bonds	3.80	2/15/2028	10,000		10,990
CSX, Sr. Unscd. Notes	3.35	11/1/2025	5,000		5,473
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		24,633
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000		11,724
Dell International, Sr. Scd. Notes	4.90	10/1/2026	15,000	[b]	17,244
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	10,000		11,367
eBay, Sr. Unscd. Notes	2.75	1/30/2023	10,000		10,395
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	10,000		8,514
Federal Home Loan Bank, Bonds	2.50	2/13/2024	25,000		26,580
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	34,693
Federal National Mortgage Association, Notes	0.50	6/17/2025	10,000	[c]	9,940
Federal National Mortgage Association, Notes	6.63	11/15/2030	20,000	[c]	28,604
FedEx, Gtd. Notes	5.25	5/15/2050	15,000		19,459
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	10,000		11,687
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	5,000		5,701
Gilead Sciences, Sr. Unscd. Notes	3.25	9/1/2022	10,000		10,337
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	5,000		5,443
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000		12,322
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.45	10/2/2023	10,000		10,857
HP, Sr. Unscd. Notes	3.40	6/17/2030	10,000		10,686
Humana, Sr. Unscd. Notes	3.85	10/1/2024	10,000		10,922
Intel, Sr. Unscd. Notes	3.10	2/15/2060	10,000		9,615
Intel, Sr. Unscd. Notes	3.15	5/11/2027	10,000		10,968
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000		16,656
International Business Machines, Sr. Unscd. Debs.	5.88	11/29/2032	10,000		13,624
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000		5,720

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
International Paper, Sr. Unscd. Notes	4.40	8/15/2047	10,000	11,788
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	15,000	16,353
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000	16,017
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	10,000	9,148
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	10,000	11,141
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	20,000	23,089
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	10,000	10,945
Lowe's, Sr. Unscd. Notes	4.50	4/15/2030	10,000	11,665
Lowe's, Sr. Unscd. Notes	4.65	4/15/2042	10,000	12,042
Marsh & McLennan, Sr. Unscd. Notes	4.75	3/15/2039	15,000	18,844
Mastercard, Sr. Unscd. Notes	2.00	3/3/2025	10,000	10,461
McDonald's, Sr. Unscd. Notes	3.70	2/15/2042	10,000	10,794
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	5,000	5,735
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	25,000	26,623
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000	12,382
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000	12,077
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000	23,077
Morgan Stanley, Sub. Notes	4.10	5/22/2023	15,000	16,054
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000	21,658
Novartis Capital, Gtd. Notes	2.00	2/14/2027	10,000	10,340
Oncor Electric Delivery, Sr. Scd. Notes	3.10	9/15/2049	10,000	10,071
Oncor Electric Delivery, Sr. Scd. Notes	3.70	11/15/2028	15,000	16,876
Oracle, Sr. Unscd. Notes	1.65	3/25/2026	10,000	10,106
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	10,000	10,360
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000	10,476
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000	16,173
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000	16,136
Potomac Electric Power, First Mortgage Bonds	6.50	11/15/2037	15,000	21,523
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	10,000	10,024
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	5,000	5,948
State Street, Sr. Unscd. Notes	2.65	5/15/2023	25,000	25,609
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000	16,114
Texas Instruments, Sr. Unscd. Notes	3.88	3/15/2039	10,000	11,624
The Coca-Cola Company, Sr. Unscd. Notes	3.45	3/25/2030	10,000	11,078
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000	22,150

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000	10,784
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	10,000	11,489
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	10,000	10,805
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	10,000	11,043
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	15,000	14,923
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	10,000	11,021
Truist Financial, Sr. Unscd. Notes	3.75	12/6/2023	10,000	10,823
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	10,000	11,613
Tyson Foods, Sr. Unscd. Notes	4.55	6/2/2047	10,000	11,890
U.S. Treasury Bonds	1.13	8/15/2040	12,000	10,006
U.S. Treasury Bonds	1.13	5/15/2040	10,000	8,368
U.S. Treasury Bonds	1.25	5/15/2050	12,000	9,314
U.S. Treasury Bonds	1.38	11/15/2040	25,000	21,789
U.S. Treasury Bonds	1.38	8/15/2050	15,000	12,029
U.S. Treasury Bonds	1.63	11/15/2050	15,000	12,834
U.S. Treasury Bonds	1.88	2/15/2041	5,000	4,758
U.S. Treasury Bonds	1.88	2/15/2051	13,000	11,828
U.S. Treasury Bonds	2.00	2/15/2050	22,000	20,640
U.S. Treasury Bonds	2.25	8/15/2049	9,000	8,922
U.S. Treasury Bonds	2.38	11/15/2049	10,000	10,189
U.S. Treasury Bonds	2.50	2/15/2045	10,000	10,441
U.S. Treasury Bonds	2.75	11/15/2042	5,000	5,474
U.S. Treasury Bonds	2.75	8/15/2047	40,000	43,709
U.S. Treasury Bonds	2.88	5/15/2049	13,000	14,605
U.S. Treasury Bonds	3.00	2/15/2048	30,000	34,369
U.S. Treasury Bonds	3.00	2/15/2049	17,000	19,543
U.S. Treasury Bonds	3.00	8/15/2048	3,000	3,441
U.S. Treasury Bonds	3.13	2/15/2042	35,000	40,713
U.S. Treasury Bonds	3.13	11/15/2041	18,000	20,903
U.S. Treasury Bonds	3.13	5/15/2048	32,000	37,508
U.S. Treasury Bonds	3.63	2/15/2044	10,000	12,542
U.S. Treasury Bonds	3.88	8/15/2040	11,000	14,123
U.S. Treasury Bonds	4.38	11/15/2039	7,000	9,506
U.S. Treasury Bonds	4.38	5/15/2040	28,000	38,171
U.S. Treasury Bonds	4.50	2/15/2036	5,000	6,695
U.S. Treasury Notes	0.13	7/15/2023	10,000	9,984
U.S. Treasury Notes	0.13	9/15/2023	15,000	14,966
U.S. Treasury Notes	0.13	5/15/2023	20,000	19,981
U.S. Treasury Notes	0.13	5/31/2022	50,000	50,031

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
U.S. Treasury Notes	0.13	10/15/2023	25,000	24,936
U.S. Treasury Notes	0.13	1/15/2024	10,000	9,959
U.S. Treasury Notes	0.13	12/15/2023	10,000	9,964
U.S. Treasury Notes	0.25	4/15/2023	20,000	20,036
U.S. Treasury Notes	0.25	7/31/2025	10,000	9,824
U.S. Treasury Notes	0.38	11/30/2025	10,000	9,829
U.S. Treasury Notes	0.38	12/31/2025	12,000	11,779
U.S. Treasury Notes	0.50	2/28/2026	25,000	24,627
U.S. Treasury Notes	0.50	3/15/2023	25,000	25,164
U.S. Treasury Notes	0.50	4/30/2027	15,000	14,476
U.S. Treasury Notes	0.63	12/31/2027	15,000	14,400
U.S. Treasury Notes	0.63	5/15/2030	17,000	15,643
U.S. Treasury Notes	0.63	3/31/2027	20,000	19,482
U.S. Treasury Notes	0.63	8/15/2030	25,000	22,914
U.S. Treasury Notes	0.75	4/30/2026	15,000	14,929
U.S. Treasury Notes	0.75	3/31/2026	15,000	14,943
U.S. Treasury Notes	0.88	11/15/2030	30,000	28,059
U.S. Treasury Notes	1.13	2/15/2031	15,000	14,326
U.S. Treasury Notes	1.38	1/31/2025	25,000	25,784
U.S. Treasury Notes	1.38	2/15/2023	15,000	15,330
U.S. Treasury Notes	1.38	8/31/2026	10,000	10,231
U.S. Treasury Notes	1.38	10/15/2022	25,000	25,459
U.S. Treasury Notes	1.50	11/30/2024	20,000	20,718
U.S. Treasury Notes	1.50	3/31/2023	25,000	25,641
U.S. Treasury Notes	1.50	8/15/2026	15,000	15,445
U.S. Treasury Notes	1.50	1/15/2023	15,000	15,348
U.S. Treasury Notes	1.50	2/15/2030	15,000	14,957
U.S. Treasury Notes	1.63	8/15/2029	25,000	25,307
U.S. Treasury Notes	1.63	11/30/2026	25,000	25,860
U.S. Treasury Notes	1.63	12/15/2022	15,000	15,364
U.S. Treasury Notes	1.63	5/15/2026	25,000	25,943
U.S. Treasury Notes	1.63	2/15/2026	10,000	10,386
U.S. Treasury Notes	1.63	11/15/2022	15,000	15,347
U.S. Treasury Notes	1.75	6/15/2022	35,000	35,659
U.S. Treasury Notes	1.75	7/15/2022	40,000	40,803
U.S. Treasury Notes	1.75	12/31/2024	15,000	15,676
U.S. Treasury Notes	1.75	12/31/2026	20,000	20,820
U.S. Treasury Notes	1.75	6/30/2022	20,000	20,389
U.S. Treasury Notes	1.75	5/31/2022	40,000	40,727
U.S. Treasury Notes	1.88	8/31/2024	55,000	57,646
U.S. Treasury Notes	1.88	7/31/2022	15,000	15,336
U.S. Treasury Notes	1.88	6/30/2026	5,000	5,250
U.S. Treasury Notes	2.00	4/30/2024	100,000	104,963

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
U.S. Treasury Notes	2.00	5/31/2024	65,000		68,277
U.S. Treasury Notes	2.00	6/30/2024	65,000		68,322
U.S. Treasury Notes	2.00	8/15/2025	25,000		26,416
U.S. Treasury Notes	2.00	2/15/2025	30,000		31,651
U.S. Treasury Notes	2.13	11/30/2024	30,000		31,750
U.S. Treasury Notes	2.13	5/31/2026	10,000		10,626
U.S. Treasury Notes	2.13	9/30/2024	18,000		19,028
U.S. Treasury Notes	2.13	7/31/2024	50,000		52,797
U.S. Treasury Notes	2.25	3/31/2026	25,000		26,714
U.S. Treasury Notes	2.25	10/31/2024	30,000		31,859
U.S. Treasury Notes	2.25	11/15/2025	10,000		10,679
U.S. Treasury Notes	2.25	11/15/2024	45,000		47,805
U.S. Treasury Notes	2.25	12/31/2024	25,000		26,588
U.S. Treasury Notes	2.38	5/15/2027	25,000		26,874
U.S. Treasury Notes	2.38	8/15/2024	25,000		26,613
U.S. Treasury Notes	2.38	5/15/2029	28,000		29,984
U.S. Treasury Notes	2.63	2/15/2029	15,000		16,345
U.S. Treasury Notes	2.75	2/28/2025	20,000		21,671
U.S. Treasury Notes	2.75	2/15/2028	5,000		5,487
U.S. Treasury Notes	2.88	5/15/2028	40,000		44,248
U.S. Treasury Notes	2.88	8/15/2028	25,000		27,675
U.S. Treasury Notes	3.13	11/15/2028	35,000		39,398
Union Pacific, Sr. Unscd. Notes	4.10	9/15/2067	5,000		5,526
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000		16,503
Verizon Communications, Sr. Unscd. Notes	2.99	10/30/2056	5,000	[b]	4,479
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	10,000		11,536
Verizon Communications, Sr. Unscd. Notes	5.01	8/21/2054	10,000		12,874
Viacomcbs, Sr. Unscd. Debs.	5.85	9/1/2043	10,000		12,821
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		16,418
WW Grainger, Sr. Unscd. Notes	1.85	2/15/2025	10,000		10,389
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		16,867
Federal Home Loan Mortgage Corp.:
2.00%, 1/1/2051-3/1/2051			49,418	[c]	49,988
2.50%, 5/1/2035-8/1/2050			68,905	[c]	71,683
3.00%, 7/1/2046-6/1/2050			43,129	[c]	45,300
3.50%, 11/1/2047-7/1/2049			25,909	[c]	27,657
4.00%, 5/1/2049			10,415	[c]	11,180
5.00%, 10/1/2049			13,424	[c]	14,909

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 37.1% (continued)
United States - 34.1% (continued)
Federal National Mortgage Association:
1.50%			50,000	[c,d]	49,664
1.50%			50,000	[c,d]	49,814
2.00%, 9/1/2040-5/1/2051			71,854	[c]	72,715
2.00%			175,000	[c,d]	177,900
2.50%			50,000	[c,d]	51,875
2.50%, 11/1/2031-11/1/2050			95,361	[c]	99,269
3.00%, 6/1/2034-6/1/2050			131,677	[c]	138,715
3.00%			50,000	[c,d]	52,532
3.50%			50,000	[c,d]	53,355
3.50%, 9/1/2037-11/1/2049			127,246	[c]	136,088
4.00%			25,000	[c,d]	26,861
4.00%, 1/1/2048-8/1/2049			66,180	[c]	71,371
4.50%, 8/1/2047			10,756	[c]	11,765
4.50%			50,000	[c,d]	54,501
5.50%, 9/1/2049			16,191	[c]	18,108
Government National Mortgage Association II:
2.00%			50,000	[d]	51,023
2.50%			75,000	[d]	77,965
3.00%, 11/20/2045-8/20/2050			88,722		93,582
3.50%			25,000	[d]	26,521
3.50%, 11/20/2046-6/20/2049			63,736		68,000
4.00%, 4/20/2049-10/20/2049			39,087		41,925
4.50%, 2/20/2049-6/20/2049			17,225		18,706
5.00%, 6/20/2049			10,263		11,258
				5,337,884
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000		12,445
Total Bonds and Notes (cost $5,708,232)			5,796,979
Description			Shares		Value ($)
Common Stocks - 61.2%
Australia - 1.1%
Australia & New Zealand Banking Group			1,266		28,060
CSL			197		41,069
Dexus			5,720		44,849
Insurance Australia Group			4,796		18,083
National Australia Bank			1,145		23,544
Westpac Banking			983		19,005
				174,610
Canada - .9%
Intact Financial			587		78,025

14

Description	Shares		Value ($)
Common Stocks - 61.2% (continued)
Canada - .9% (continued)
The Toronto-Dominion Bank	876		60,222
		138,247
China - 2.9%
3SBio	46,000	[b,e]	43,586
Alibaba Group Holding	4,576	[e]	132,189
Meituan, Cl. B	2,215	[b,e]	84,336
Ping An Insurance Group Company of China, Cl. H	5,000		54,630
Tencent Holdings	1,689		135,074
		449,815
Denmark - 1.2%
Chr. Hansen Holding	735	[e]	67,536
Novo Nordisk, Cl. B	217		16,039
Novozymes, Cl. B	743		52,853
Orsted	331	[b]	48,129
		184,557
France - 2.7%
BNP Paribas	749		48,093
Bureau Veritas	797		23,838
Danone	560		39,466
Kering	50		40,053
Legrand	676		65,815
L'Oreal	181		74,335
LVMH	50		37,633
Sanofi	472		49,494
Valeo	1,125		36,425
		415,152
Germany - 2.6%
Allianz	128		33,301
Brenntag	1,032		92,666
Continental	341		46,188
Deutsche Wohnen	404		21,884
Fresenius Medical Care & Co.	261		20,774
HELLA GmbH & Co.	768	[e]	46,043
Infineon Technologies	2,466		99,585
SAP	338		47,544
		407,985
Hong Kong - 1.1%
AIA Group	9,000		114,411
Link REIT	6,500		61,420
		175,831
Ireland - 1.6%
Accenture, Cl. A	440		127,587

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 61.2% (continued)
Ireland - 1.6% (continued)
Kerry Group, Cl. A	322	41,729
Medtronic	611	79,992
		249,308
Japan - 4.2%
Ebara	2,100	89,552
Fast Retailing	100	82,151
Honda Motor	1,300	38,465
KDDI	1,100	33,288
M3	1,000	69,163
Mitsubishi UFJ Financial Group	3,800	20,307
Nippon Telegraph & Telephone	600	15,108
Recruit Holdings	700	31,663
Seven & i Holdings	800	34,443
Sony Group	500	50,042
Sugi Holdings	600	46,081
Sumitomo Mitsui Financial Group	500	17,408
Suntory Beverage & Food	1,100	37,151
Takeda Pharmaceutical	1,200	40,135
Toyota Motor	600	44,993
		649,950
Mexico - .5%
Fomento Economico Mexicano	10,733	83,307
Netherlands - .7%
ASML Holding	136	88,544
Wolters Kluwer	203	18,375
		106,919
Norway - .4%
DNB	958	20,583
Mowi	1,805	44,626
		65,209
South Africa - .2%
Naspers, Cl. N	113	25,818
South Korea - .5%
Samsung SDI	138	80,521
Spain - .5%
Banco Santander	12,851	49,649
Iberdrola	1,741	23,555
		73,204
Switzerland - 1.4%
Lonza Group	124	[e] 78,905
Nestle	675	80,472
Roche Holding	156	50,826

16

Description	Shares		Value ($)
Common Stocks - 61.2% (continued)
Switzerland - 1.4% (continued)
Zurich Insurance Group	42		17,236
		227,439
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing	8,000		173,358
Thailand - .2%
Kasikornbank	9,200		38,969
United Kingdom - 4.5%
Ascential	4,154		20,034
AstraZeneca	328		34,944
Aviva	6,003		33,174
Barclays	19,867		48,130
Barratt Developments	4,110		43,804
Bunzl	1,376		44,213
Ferguson	464		58,507
GlaxoSmithKline	1,595		29,503
HSBC Holdings	3,323		20,782
Informa	3,164	[e]	24,557
Legal & General Group	7,820		29,430
Linde	411		117,480
Prudential	1,771		37,514
RELX	1,789		46,426
Taylor Wimpey	14,745		36,557
Travis Perkins	1,689	[e]	35,884
Unilever	577		33,832
Wickes Group	1,893	[e]	6,535
		701,306
United States - 32.9%
Abbott Laboratories	589		70,727
Adobe	154	[e]	78,284
Albemarle	580		97,539
Alphabet, Cl. C	118	[e]	284,394
Amazon.com	78	[e]	270,459
American Express	332		50,912
American Tower	108	[f]	27,515
Amgen	238		57,034
Apple	3,215		422,644
Applied Materials	929		123,288
AT&T	2,289		71,897
Automatic Data Processing	245		45,813
Becton Dickinson & Co.	106		26,374
Biogen	106	[e]	28,337
BlackRock	73		59,809

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 61.2% (continued)
United States - 32.9% (continued)
Booking Holdings	21	[e]	51,788
Bristol-Myers Squibb	921		57,489
Brixmor Property Group	1,940	[f]	43,340
Cigna	206		51,296
Citigroup	1,102		78,506
CME Group	102		20,603
CMS Energy	1,618		104,183
Colgate-Palmolive	604		48,743
Costco Wholesale	239		88,930
Dollar General	102		21,904
Ecolab	464		103,992
Eli Lilly & Co.	295		53,917
Emerson Electric	1,040		94,110
Eversource Energy	1,043		89,927
Fidelity National Information Services	569		87,000
Gilead Sciences	454		28,815
Intel	1,169		67,253
International Flavors & Fragrances	338		48,053
Intuit	263		108,398
Kansas City Southern	239		69,838
Laureate Education, Cl. A	2,110	[e]	29,012
Lowe's	326		63,977
Mastercard, Cl. A	314		119,967
Merck & Co.	1,198		89,251
Microsoft	1,382		348,513
Morgan Stanley	607		50,108
NIKE, Cl. B	464		61,536
Norfolk Southern	271		75,674
Otis Worldwide	790		61,517
PayPal Holdings	335	[e]	87,867
PepsiCo	469		67,611
Prologis	445	[f]	51,856
S&P Global	54		21,081
salesforce.com	316	[e]	72,781
Starbucks	504		57,703
Texas Instruments	368		66,428
The Estee Lauder Companies, Cl. A	163		51,149
The Goldman Sachs Group	259		90,249
The Home Depot	293		94,835
The PNC Financial Services Group	257		48,046
The Procter & Gamble Company	494		65,909
The TJX Companies	656		46,576

18

Description		Shares	Value ($)
Common Stocks - 61.2% (continued)
United States - 32.9% (continued)
The Walt Disney Company		430	[e] 79,989
Thermo Fisher Scientific		145	68,183
Union Pacific		270	59,964
United Parcel Service, Cl. B		316	64,420
Verizon Communications		452	26,121
Visa, Cl. A		386	90,154
			5,143,588
Total Common Stocks (cost $6,777,948)		9,565,093
	1-Day Yield (%)
Investment Companies - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $861,272)	0.05	861,272	[g] 861,272
Total Investments (cost $13,347,452)		103.8%	16,223,344
Liabilities, Less Cash and Receivables		(3.8%)	(586,911)
Net Assets		100.0%	15,636,433

REIT—Real Estate Investment Trust

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $197,774 or 1.26% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	13.9
U.S. Government Agencies Mortgage-Backed	10.7
Health Care	8.2
Information Technology	7.8
Banks	6.2
Internet Software & Services	6.1
Investment Companies	5.5
Technology Hardware & Equipment	4.0
Chemicals	3.8
Diversified Financials	3.8
Semiconductors & Semiconductor Equipment	3.1
Retailing	2.8
Utilities	2.5
Insurance	2.5
Consumer Discretionary	2.2
Transportation	2.0
Real Estate	2.0
Telecommunication Services	2.0
Consumer Staples	1.8
Food Products	1.7
Beverage Products	1.4
Automobiles & Components	1.4
Industrial	1.3
Commercial & Professional Services	1.3
Media	1.1
Electronic Components	1.0
Foreign Governmental	.9
Consumer Durables & Apparel	.9
Food & Staples Retailing	.6
Supranational Bank	.5
U.S. Government Agencies	.4
U.S. Government Agencies Collateralized Municipal-Backed Securities	.2
Advertising	.1
Forest Products & Paper	.1
103.8

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/20($)	Purchases($)†	Sales($)	Value 4/30/21($)	Net Assets (%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	495,326	2,323,433	(1,957,487)	861,272	5.5	284

† Includes reinvested dividends/distributions.

See notes to financial statements.

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
State Street Bank and Trust Company
United States Dollar	498	British Pound	359	5/4/2021	3
Gross Unrealized Appreciation					3

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	12,486,180	15,362,072
Affiliated issuers	861,272	861,272
Cash		22,262
Cash denominated in foreign currency	2,411	2,421
Receivable for investment securities sold		210,064
Dividends and interest receivable		49,311
Tax reclaim receivable—Note 1(b)		17,602
Receivable for shares of Common Stock subscribed		1,395
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		7,764
Prepaid expenses		331
		16,534,497
Liabilities ($):
Payable for investment securities purchased		848,970
Directors’ fees and expenses payable		387
Other accrued expenses		48,707
		898,064
Net Assets ($)		15,636,433
Composition of Net Assets ($):
Paid-in capital		13,152,603
Total distributable earnings (loss)		2,483,830
Net Assets ($)		15,636,433

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	14,420,161	1,216,272
Shares Outstanding	946,804	80,000
Net Asset Value Per Share ($)	15.23	15.20

See notes to financial statements.

23

STATEMENT OF OPERATION
Six Months Ended April 30, 2021 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $3,490 foreign taxes withheld at source):
Unaffiliated issuers	77,347
Affiliated issuers	284
Interest	38,729
Total Income	116,360
Expenses:
Management fee—Note 3(a)	8,205
Professional fees	61,033
Chief Compliance Officer fees—Note 3(b)	7,766
Custodian fees—Note 3(b)	6,802
Pricing fees	6,048
Prospectus and shareholders’ reports	4,619
Shareholder servicing costs—Note 3(b)	1,491
Directors’ fees and expenses—Note 3(c)	510
Loan commitment fees—Note 2	219
Registration fees	181
Miscellaneous	7,012
Total Expenses	103,886
Less—reduction in expenses due to undertaking—Note 3(a)	(91,008)
Net Expenses	12,878
Investment Income—Net	103,482
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	376,477
Net realized gain (loss) on forward foreign currency exchange contracts	181
Net Realized Gain (Loss)	376,658
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,611,269
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3
Net Change in Unrealized Appreciation (Depreciation)	1,611,272
Net Realized and Unrealized Gain (Loss) on Investments	1,987,930
Net Increase in Net Assets Resulting from Operations	2,091,412

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020
Operations ($):
Investment income—net	103,482	220,457
Net realized gain (loss) on investments	376,658	242,206
Net change in unrealized appreciation (depreciation) on investments	1,611,272	647,062
Net Increase (Decrease) in Net Assets Resulting from Operations	2,091,412	1,109,725
Distributions ($):
Distributions to shareholders:
Class K	(251,294)	(200,188)
Service Shares	(18,752)	(14,896)
Total Distributions	(270,046)	(215,084)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	130,666	38,092
Distributions reinvested:
Class K	1,191	31
Cost of shares redeemed:
Class K	(3,813)	(1,229)
Increase (Decrease) in Net Assets from Capital Stock Transactions	128,044	36,894
Total Increase (Decrease) in Net Assets	1,949,410	931,535
Net Assets ($):
Beginning of Period	13,687,023	12,755,488
End of Period	15,636,433	13,687,023
Capital Share Transactions (Shares):
Class K
Shares sold	8,804	2,881
Shares issued for distributions reinvested	82	3
Shares redeemed	(254)	(96)
Net Increase (Decrease) in Shares Outstanding	8,632	2,788

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Class K Shares	(Unaudited)	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	13.45	12.56	11.57	12.50
Investment Operations:
Investment income—net[c]	.10	.22	.26	.37
Net realized and unrealized gain (loss) on investments	1.95	.88	.97	(1.05)
Total from Investment Operations	2.05	1.10	1.23	(.68)
Distributions:
Dividends from investment income—net	(.27)	(.21)	(.24)	(.25)
Net asset value, end of period	15.23	13.45	12.56	11.57
Total Return (%)	15.31[d]	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37[e]	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15[e]	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.41[e]	1.70	2.16	3.10[e]
Portfolio Turnover Rate	48.36[d,f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	14,420	12,614	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2021 and October 31, 2020 were 35.25% and 52.86%, respectively.

See notes to financial statements.

26

	Six Months Ended
	April 30, 2021	Year Ended October 31,
Service Shares	(Unaudited)	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	13.41	12.53	11.56	12.50
Investment Operations:
Investment income—net[c]	.08	.19	.23	.32
Net realized and unrealized gain (loss) on investments	1.94	.88	.97	(1.03)
Total from Investment Operations	2.02	1.07	1.20	(.71)
Distributions:
Dividends from investment income—net	(.23)	(.19)	(.23)	(.23)
Net asset value, end of period	15.20	13.41	12.53	11.56
Total Return (%)	15.17[d]	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.62[e]	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40[e]	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.16[e]	1.45	1.95	2.78[e]
Portfolio Turnover Rate	48.36[d,f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,216	1,073	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2021 and October 31, 2020 were 35.25% and 52.86%, respectively.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“Newton”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-investment advisers (the “Sub-Advisers”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K and Service. Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2021, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 935,314 of Class K shares and all of the outstanding Service Shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

28

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

30

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Corporate Bonds	-	1,697,534		-	1,697,534
Equity Securities - Common Stocks	5,690,201	3,874,892	††	-	9,565,093
Foreign Governmental	-	147,530		-	147,530
Investment Companies	861,272	-		-	861,272
U.S. Government Agencies	-	65,124		-	65,124

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	34,693	-	34,693
U.S. Government Agencies Mortgage-Backed	-	1,674,230	-	1,674,230
U.S. Treasury Securities	-	2,177,868	-	2,177,868
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	3	-	3

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and

32

unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three years period ended October 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $788,499 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2020. The fund has $119,126 of short-term capital losses and $669,373 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2020 was as follows: ordinary income $215,084. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic

34

848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2020 through March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that the direct expenses of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after March 1, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $91,008 during the period ended April 30, 2021.

Pursuant to a sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service

36

Agents. During the period ended April 30, 2021, the fund was charged $1,458 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $31 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $6,802 pursuant to the custody agreement.

During the period ended April 30, 2021, the fund was charged $7,766 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,407, Shareholder Services Plan fees of $249, custodian fees of $3,200, Chief Compliance Officer fees of $5,242 and transfer agency fees of $11, which are offset against an expense reimbursement currently in effect in the amount of $17,873.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2021, amounted to $7,070,938 and $7,168,394, respectively, of which $1,916,433 in purchases and $1,916,938 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the

38

forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2021:

Average Market Value ($)
Forward contracts	435

At April 30, 2021, accumulated net unrealized appreciation on investments inclusive of derivatives contracts was $2,875,895, consisting of $3,001,751 gross unrealized appreciation and $125,856 gross unrealized depreciation.

At April 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), the Sub-Investment Advisory Agreement pursuant to which Newton Investment Management Limited (“Newton”) provides asset allocation for the fund and manages the portion of the fund’s assets allocated to equity and equity-related investments (the “Newton Agreement”) and the Sub-Investment Advisory Agreement pursuant to which Mellon Investments Corporation (together with Newton, the “Subadvisers” and each a “Subadviser”) provides day-to-day management of the fund’s assets allocated to debt and debt-related investments (the “Mellon Agreement” and, together with the Newton Agreement and the Agreement, the “Agreements”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

40

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class K shares with the performance of a group of institutional flexible portfolio funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional flexible portfolio funds (the “Performance Universe”), all for various periods ended December 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional flexible portfolio funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadvisers the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all of periods shown (ranked first in the Performance Group in the one- and two-year periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and each of the Subadvisers, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was the lowest in the Expense Group, the fund’s actual management fee (which was zero) was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses (lowest in the Expense Group).

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed .15% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Subadvisers that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee to each Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that each Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays each Subadviser pursuant to the Newton Agreement or the Mellon Agreement, as applicable, the Board did not consider the profitability of the Subadvisers to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadvisers from acting as

42

investment adviser and sub-investment advisers, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and each Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and each Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and each Subadviser and the services provided to the fund by the Adviser and the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK
Mellon Investment Corporation

BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 4120SA0421

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)